Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Equity markets got off to a fine start in the early weeks of 2003, then pulled back sharply on war fears and concerns about the pace of the economy. While the vast majority of 2003 is still before us, January's decline disappointed investors hoping to avoid a fourth straight down year for stocks. In the debt markets, corporates and high-yield bonds have been the best performers in recent months.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Equity-Income	-18.95%	-0.13%	143.59%
Russell 3000 ® Value	-16.75%	5.05%	162.42%
Equity Income Objective Funds Average	-18.34%	-2.86%	114.59%
Equity Income Classification Funds Average	-17.65%	-1.56%	118.12%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income	-18.95%	-0.03%	9.31%
Russell 3000 Value	-16.75%	0.99%	10.13%
Equity Income Objective Funds Average	-18.34%	-0.80%	7.77%
Equity Income Classification Funds Average	-17.65%	-0.50%	7.96%

Annual Report

Performance - continued

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on January 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A new year brings new hope, and the hope many investors are clinging to for 2003 is a reversal of three consecutive annual declines for the equity markets. Unfortunately, January did little to stoke those wishes, as strong gains in the first few weeks of the month were wiped out by fears of war with Iraq. That theme - hope followed by disenchantment - was played out often during the 12-month period that ended January 31, 2003. An uncertain economy, capacity that outstripped demand, weak capital spending and poor corporate earnings - many of the same issues that have dogged stocks since the start of the new millennium - continued to be problematic during the past year. Add the recent corporate governance scandals and geopolitical tensions and you have the weakest year for equities in decades. Although we saw a strong rally in October and November, it only tempered the losses of the market's major equity benchmarks. For the 12-month period overall, the large-cap-oriented Standard & Poor's 500SM Index dropped 23.02%, while the NASDAQ Composite® Index, with more than half of its assets in the struggling technology sector, fell 31.44%. The Dow Jones Industrial AverageSM - a proxy of performance for 30 blue-chip stocks - managed a relatively better but still negative 17.05% decline.

(Portfolio Manager photograph)
An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Fund

Q. How did the fund perform, Steve?

A. For the 12-month period ending January 31, 2003, the fund fell 18.95%, compared to the 18.34% decline of the equity income funds average, according to Lipper Inc. By comparison, the Russell 3000 Value Index dropped 16.75% during the same time period. The fund invests primarily in large-cap stocks and keeps a very low percentage of its assets in cash or fixed-income securities. During the period, this positioning hurt performance relative to the Russell index because, in addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which performed better than equities - the fund only modestly underperformed the Lipper average.

Q. What strategies did you pursue in this tough investing climate?

A. I kept the fund's sector weightings relatively constant and focused on stocks of companies that were reasonably priced and paid dividends. With widespread weakness in the stock market, especially during the second half of the period, I found attractively valued stocks and added to holdings or started new positions across a spectrum of industries and sectors. Energy stocks had particularly attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which represented by far the largest sector weighting in the portfolio at the end of the period. Financials generally delivered modestly positive performance, benefiting from low interest rates, among other factors. Elsewhere, the fund held a number of companies that were negatively affected by the fallout from the Enron scandal. In addition, some pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which of your stock selections helped performance?

A. Following several difficult years for telecommunications stocks, caused by recession, slowing growth in additional phone lines and competition from other providers, Verizon recovered during the period, and its stock made gains. Drug maker Merck had a relatively stable year, escaping the troubles of competitors that had drugs coming off patents and new drugs that disappointed. Financial holdings Citigroup and Bank of America enjoyed modestly positive performance, helped by an improving environment for banks due to better-than-expected credit trends. Moreover, Bank of America, one of the fund's larger holdings, successfully cut costs and streamlined operations following its merger with NationsBank, while avoiding the riskier lending practices that came back to haunt competitors when the economy slowed.

Q. Which stocks detracted from performance?

A. Exxon Mobil, the fund's largest holding at the end of the period, could not maintain its previous oil and gas production rates during the latter part of the period, disappointing investors and hurting its stock performance. Additionally, oil stocks were in flux for much of the period, reflecting uncertainty about Iraq, Venezuela and future oil supplies. Fannie Mae and Freddie Mac were hurt by the potentially negative impact that declining interest rates and increased refinancing activity could have on the stability of their balance sheets and earnings prospects. Additionally, as interest rates gyrated during the third and fourth quarters of 2002, the credit markets became very volatile, and companies with significant debt and financial assets were perceived to be even riskier. These concerns appear to have subsided, but they still hurt Fannie and Freddie's stock performance for the period.

Q. What's your outlook for the coming months, Steve?

A. Everything I see indicates a very gradual improvement in the investing environment. The economy's underlying fundamentals appear to be slowly improving. Many companies have experienced positive business trends and increased demand for their products and services. Interest rates remain low, and the government continues to try to actively stimulate the economy and provide liquidity. We also seem to be working through the crisis in confidence about corporate governance. Consumer spending still is strong for big-ticket items, although there are questions about how long that can continue. While there's still some skepticism about the prospects for continued improvement, the market climbs a wall of worry, as they say.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks reasonable income

Fund number: 023

Trading symbol: FEQIX

Start date: May 16, 1966

Size: as of January 31, 2003, more than $17.2 billion

Manager: Stephen Petersen, since 1993; manager, Fidelity Puritan Fund, since 2000; Fidelity Balanced Fund, 1996-
1997; joined Fidelity in 1980

3

Steve Petersen on why financials are a good fit for equity-income funds:

"Financial stocks traditionally have produced higher yields than other areas of the equity markets. Generally, financial companies don't have significant capital requirements. They may own real estate and maintain extensive computers and other systems, but these assets typically are not a large component of the business. So, their net earnings tend to be in cash, and they generally have paid out higher dividends to investors.

"Also, these stocks are often more attractively valued than other equities because the market perceives financials as more complex and difficult to understand. This has led the typical skeptical investor to put a lower valuation on financial stocks. The market generally perceives financial companies' earnings as more volatile than average, which can make financial stocks less attractive to some investors.

"Together, these factors have produced more modest valuations for the group, making it fit nicely into the fund's criteria; financial stocks represented the largest sector weighting in the portfolio at period end. Since many of these stocks tend to react positively to economic improvement, the fund's focus on financials reflects my belief that such a recovery could be on the horizon."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.3	3.5
Fannie Mae	3.1	3.5
Citigroup, Inc.	2.9	2.8
TotalFinaElf SA	2.3	2.3
American International Group, Inc.	2.3	1.8
Bank of America Corp.	2.3	1.7
Merck & Co., Inc.	1.6	1.3
Verizon Communications, Inc.	1.6	1.1
SBC Communications, Inc.	1.5	1.7
Wells Fargo & Co.	1.5	1.9
	22.4
Top Five Market Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.4	29.7
Energy	12.6	13.2
Industrials	12.0	12.3
Consumer Discretionary	11.4	11.9
Health Care	6.9	5.6
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks 95.4%		Stocks 95.5%
	Bonds 0.5%		Bonds 0.4%
	Convertible Securities 3.4%		Convertible Securities 3.6%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	8.9%	** Foreign investments	8.5%

Annual Report

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 0.4%
General Motors Corp.	1,774,700	$ 64,475
Hotels, Restaurants & Leisure - 1.7%
Harrah's Entertainment, Inc. (a)	432,600	15,695
Hilton Hotels Corp.	773,500	9,058
Mandalay Resort Group (a)	1,152,400	29,605
McDonald's Corp.	5,885,200	83,805
MGM Mirage, Inc. (a)	2,821,300	73,918
Park Place Entertainment Corp. (a)	5,429,300	40,991
Six Flags, Inc. (a)	3,110,086	16,763
Starwood Hotels & Resorts Worldwide, Inc. unit	864,100	20,263
		290,098
Household Durables - 1.0%
Black & Decker Corp.	1,274,080	46,682
Maytag Corp.	1,906,020	48,165
Snap-On, Inc.	1,674,300	42,695
Whirlpool Corp.	761,300	39,565
		177,107
Media - 4.4%
AOL Time Warner, Inc. (a)	11,426,990	133,239
Clear Channel Communications, Inc. (a)	3,032,600	121,547
Comcast Corp. Class A (a)	4,292,337	114,305
Liberty Media Corp. Class A (a)	4,704,856	46,907
News Corp. Ltd.:
ADR	487,780	12,951
sponsored ADR	603,040	13,406
Reader's Digest Association, Inc. (non-vtg.)	2,759,029	35,536
Viacom, Inc. Class B (non-vtg.) (a)	6,178,654	238,187
Walt Disney Co.	2,964,410	51,877
		767,955
Multiline Retail - 0.8%
Big Lots, Inc. (a)	1,645,900	20,574
Federated Department Stores, Inc. (a)	2,031,440	52,858
Target Corp.	2,100,800	59,264
		132,696
Specialty Retail - 2.2%
Charming Shoppes, Inc. (a)	1,846,349	6,204
Gap, Inc.	6,536,200	95,625
Home Depot, Inc.	1,536,100	32,104
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Limited Brands, Inc.	5,810,178	$ 73,150
Office Depot, Inc. (a)	1,656,300	22,112
RadioShack Corp.	2,657,500	53,017
Staples, Inc. (a)	5,640,670	96,850
		379,062
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	528,900	17,284
TOTAL CONSUMER DISCRETIONARY		1,828,677
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
PepsiCo, Inc.	1,210,100	48,985
The Coca-Cola Co.	1,198,900	48,507
		97,492
Food & Drug Retailing - 0.9%
Albertson's, Inc.	2,704,800	58,153
CVS Corp.	4,515,700	102,145
		160,298
Food Products - 1.0%
Dean Foods Co. (a)	788,900	30,625
Fresh Del Monte Produce, Inc.	1,204,280	24,929
Hershey Foods Corp.	288,200	18,589
Kraft Foods, Inc. Class A	1,318,400	41,991
Tyson Foods, Inc. Class A	1,927,600	19,874
Unilever PLC sponsored ADR	1,248,300	44,003
		180,011
Household Products - 1.4%
Colgate-Palmolive Co.	1,186,800	60,420
Kimberly-Clark Corp.	2,499,100	115,758
Procter & Gamble Co.	710,700	60,815
		236,993
Personal Products - 1.3%
Gillette Co.	7,504,800	224,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.4%
Altria Group, Inc.	6,136,100	$ 232,374
Loews Corp. - Carolina Group	452,600	9,238
		241,612
TOTAL CONSUMER STAPLES		1,140,800
ENERGY - 12.6%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	3,534,600	106,957
BJ Services Co. (a)	1,150,155	35,160
Noble Corp. (a)	1,108,080	37,985
Schlumberger Ltd. (NY Shares)	6,287,100	237,024
		417,126
Oil & Gas - 10.2%
Anadarko Petroleum Corp.	576,000	26,559
Apache Corp.	725,100	45,253
BP PLC sponsored ADR	5,882,704	229,484
ChevronTexaco Corp.	2,027,441	130,567
ConocoPhillips	2,434,697	117,328
Devon Energy Corp.	466,840	21,148
Exxon Mobil Corp.	16,882,674	576,528
Marathon Oil Corp.	715,600	14,956
Royal Dutch Petroleum Co. (NY Shares)	4,333,800	181,543
Sunoco, Inc.	816,900	25,585
TotalFinaElf SA:
Series B	899,543	122,176
sponsored ADR	4,008,603	272,224
		1,763,351
TOTAL ENERGY		2,180,477
FINANCIALS - 28.4%
Banks - 9.8%
Bank of America Corp.	5,567,317	389,991
Bank of New York Co., Inc.	6,686,634	169,172
Bank One Corp.	4,844,339	176,867
Comerica, Inc.	2,514,939	101,855
FleetBoston Financial Corp.	4,131,896	107,884
Huntington Bancshares, Inc.	918,900	17,432
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Mellon Financial Corp.	3,945,000	$ 90,222
PNC Financial Services Group, Inc.	1,372,800	60,458
State Bank of India	1,013,632	5,985
U.S. Bancorp, Delaware	7,190,902	151,728
Wachovia Corp.	4,613,352	165,942
Wells Fargo & Co.	5,297,268	250,932
		1,688,468
Diversified Financials - 12.7%
American Express Co.	5,946,800	211,290
Charles Schwab Corp.	7,471,800	68,890
CIT Group, Inc.	2,420,100	48,160
Citigroup, Inc.	14,580,785	501,287
Fannie Mae	8,238,100	533,005
Freddie Mac	1,602,900	89,730
Household International, Inc.	3,884,178	106,077
J.P. Morgan Chase & Co.	8,271,550	193,058
Lehman Brothers Holdings, Inc.	1,184,400	64,585
Merrill Lynch & Co., Inc.	3,647,700	127,742
Morgan Stanley	3,954,860	149,889
Nomura Holdings, Inc.	4,203,000	50,515
Washington Mutual Capital Trust unit (e)	626,800	32,202
		2,176,430
Insurance - 5.4%
ACE Ltd.	2,848,400	83,885
Allstate Corp.	3,246,900	114,258
American International Group, Inc.	7,246,357	392,173
Hartford Financial Services Group, Inc.	3,027,300	126,178
Marsh & McLennan Companies, Inc.	932,000	39,731
Prudential Financial, Inc.	335,900	10,672
The Chubb Corp.	1,250,700	67,188
Travelers Property Casualty Corp.:
Class A	4,862,221	78,817
Class B	1,352,351	21,989
		934,891
Real Estate - 0.5%
Crescent Real Estate Equities Co.	735,500	11,025
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Equity Office Properties Trust	660,600	$ 15,815
Equity Residential (SBI)	2,591,200	63,329
		90,169
TOTAL FINANCIALS		4,889,958
HEALTH CARE - 6.8%
Health Care Equipment & Supplies - 0.8%
Bausch & Lomb, Inc.	885,700	29,450
Baxter International, Inc.	2,582,400	72,772
Becton, Dickinson & Co.	1,349,300	44,257
		146,479
Health Care Providers & Services - 0.7%
IMS Health, Inc.	4,080,500	68,756
McKesson Corp.	1,402,400	39,870
Tenet Healthcare Corp. (a)	1,009,200	18,156
		126,782
Pharmaceuticals - 5.3%
Abbott Laboratories	1,822,200	69,462
Bristol-Myers Squibb Co.	7,469,400	176,203
Eli Lilly & Co.	747,800	45,047
Johnson & Johnson	1,632,400	87,513
Merck & Co., Inc.	5,007,900	277,388
Pfizer, Inc.	2,090,000	63,452
Schering-Plough Corp.	5,034,900	91,182
Wyeth	2,444,700	95,417
		905,664
TOTAL HEALTH CARE		1,178,925
INDUSTRIALS - 11.5%
Aerospace & Defense - 2.2%
Boeing Co.	2,203,000	69,593
Honeywell International, Inc.	4,808,450	117,519
Lockheed Martin Corp.	1,209,700	61,755
Northrop Grumman Corp.	260,670	23,828
Raytheon Co.	466,200	14,028
United Technologies Corp.	1,464,380	93,105
		379,828
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.5%
Masco Corp.	4,911,300	$ 89,337
Commercial Services & Supplies - 1.6%
Cendant Corp. (a)	3,598,600	39,872
Ceridian Corp. (a)	2,862,400	41,047
First Data Corp.	1,802,900	62,020
New England Business Service, Inc.	54,900	1,208
Paychex, Inc.	646,600	16,281
Republic Services, Inc. (a)	1,630,630	33,395
Viad Corp.	2,177,909	46,825
Waste Management, Inc.	1,581,500	36,359
		277,007
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	2,767,200	63,784
Industrial Conglomerates - 2.7%
3M Co.	372,300	46,370
General Electric Co.	7,554,500	174,811
Hutchison Whampoa Ltd.	2,725,000	17,119
Siemens AG sponsored ADR	504,100	20,668
Textron, Inc.	1,806,000	69,639
Tyco International Ltd.	8,714,640	139,521
		468,128
Machinery - 2.6%
Caterpillar, Inc.	2,068,700	90,981
Deere & Co.	509,300	21,492
Eaton Corp.	871,200	61,925
Illinois Tool Works, Inc.	732,000	44,520
Ingersoll-Rand Co. Ltd. Class A	2,699,046	105,965
Kennametal, Inc.	493,261	15,617
Navistar International Corp. (a)	774,700	18,647
Parker Hannifin Corp.	1,934,800	77,992
		437,139
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	5,882,300	152,763
Union Pacific Corp.	1,856,700	105,943
		258,706
TOTAL INDUSTRIALS		1,973,929
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 0.3%
Cisco Systems, Inc. (a)	479,800	$ 6,415
Motorola, Inc.	5,455,100	43,532
		49,947
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	2,164,900	51,655
Hewlett-Packard Co.	7,475,161	130,143
International Business Machines Corp.	1,376,000	107,644
NCR Corp. (a)	787,600	15,193
		304,635
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	1,437,200	23,685
Arrow Electronics, Inc. (a)	1,675,500	19,888
Avnet, Inc.	2,768,900	28,769
PerkinElmer, Inc.	4,775,000	37,245
Tektronix, Inc. (a)	2,973,800	49,068
Thermo Electron Corp. (a)	3,308,200	60,110
		218,765
IT Consulting & Services - 0.1%
Electronic Data Systems Corp.	871,900	14,779
Unisys Corp. (a)	1,281,771	11,946
		26,725
Semiconductor Equipment & Products - 0.7%
Intel Corp.	4,931,200	77,223
Micron Technology, Inc. (a)	3,252,200	26,701
National Semiconductor Corp. (a)	946,600	12,495
Teradyne, Inc. (a)	772,200	8,023
		124,442
Software - 0.9%
Compuware Corp. (a)	2,471,880	8,652
Microsoft Corp.	2,997,800	142,276
		150,928
TOTAL INFORMATION TECHNOLOGY		875,442
MATERIALS - 6.3%
Chemicals - 2.7%
Arch Chemicals, Inc.	755,350	14,110
Crompton Corp.	1,481,224	9,154
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	3,560,000	$ 103,454
E.I. du Pont de Nemours & Co.	814,385	30,841
Hercules Trust II unit	31,600	17,973
Hercules, Inc. (a)	1,368,500	11,345
LG Chemical Ltd.	463,300	17,027
Lyondell Chemical Co.	2,321,762	29,742
Millennium Chemicals, Inc.	1,824,257	19,392
Olin Corp.	671,700	10,828
PolyOne Corp.	2,710,100	9,540
PPG Industries, Inc.	844,200	41,222
Praxair, Inc.	2,539,330	138,495
Solutia, Inc.	4,312,599	15,008
		468,131
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	669,900	7,349
Smurfit-Stone Container Corp. (a)	4,662,490	65,834
		73,183
Metals & Mining - 2.2%
Alcan, Inc.	2,195,200	62,252
Alcoa, Inc.	5,380,576	106,374
Dofasco, Inc.	1,982,900	37,662
Newmont Mining Corp. Holding Co.	956,200	27,682
Nucor Corp.	482,300	19,249
Pechiney SA Series A	1,546,182	43,605
Phelps Dodge Corp. (a)	2,206,300	76,228
Xstrata PLC (a)	901,000	7,777
		380,829
Paper & Forest Products - 1.0%
Bowater, Inc.	671,700	27,305
Georgia-Pacific Corp.	3,566,590	54,854
International Paper Co.	408,400	14,580
Weyerhaeuser Co.	1,374,400	66,040
		162,779
TOTAL MATERIALS		1,084,922
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.7%
AT&T Corp.	1,603,551	31,237
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
BellSouth Corp.	10,417,001	$ 237,299
SBC Communications, Inc.	10,954,344	267,724
Verizon Communications, Inc.	7,076,244	270,879
		807,139
UTILITIES - 2.8%
Electric Utilities - 2.4%
Cinergy Corp.	1,057,598	33,526
Dominion Resources, Inc.	849,500	46,034
DPL, Inc.	2,116,779	30,270
Entergy Corp.	3,468,100	154,157
FirstEnergy Corp.	2,204,200	68,771
Northeast Utilities	3,541,390	50,819
TXU Corp.	1,952,061	35,820
		419,397
Gas Utilities - 0.1%
Kinder Morgan Management LLC	297,458	9,504
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	1,979,900	60,783
TOTAL UTILITIES		489,684
TOTAL COMMON STOCKS (Cost $16,267,102)		16,449,953
Preferred Stocks - 1.9%

Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	863,700	19,986
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	821,600	13,762
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0
TOTAL CONSUMER DISCRETIONARY		33,748
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.7%
Diversified Financials - 0.2%
Ford Motor Co. Capital Trust II $3.25	976,600	$ 40,486
State Street Corp. $13.50	32,900	6,731
		47,217
Insurance - 0.5%
ACE Ltd. $4.125 PRIDES	324,800	19,427
Hartford Financial Services Group, Inc. $3.00	116,600	5,267
Prudential Financial, Inc. $3.375	141,000	7,725
St. Paul Companies, Inc. $4.50	473,500	29,801
The Chubb Corp. $1.75	363,600	8,783
Travelers Property Casualty Corp. $1.125	500,000	11,982
		82,985
TOTAL FINANCIALS		130,202
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. $3.50	343,300	17,165
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	380,400	20,066
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. $3.50	918,300	27,822
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81 PRIDES	993,100	19,179
TOTAL INFORMATION TECHNOLOGY		47,001
UTILITIES - 0.5%
Electric Utilities - 0.2%
Cinergy Corp. $4.75 PRIDES	342,700	18,362
FPL Group, Inc. $4.00	176,600	9,216
TXU Corp. $4.375	486,700	13,932
		41,510
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Gas Utilities - 0.2%
NiSource, Inc. $3.875 PIES	606,800	$ 20,783
Sempra Energy $2.125	609,800	14,520
		35,303
Multi-Utilities & Unregulated Power - 0.1%
El Paso Corp. $4.50	280,000	8,526
TOTAL UTILITIES		85,339
TOTAL CONVERTIBLE PREFERRED STOCKS		333,521
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	140	14
TOTAL PREFERRED STOCKS (Cost $415,021)		333,535
Corporate Bonds - 2.0%
	Principal Amount (000s)
Convertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 32,550	12,633
Media - 0.4%
Cox Communications, Inc. 0.4259% 4/19/20	53,170	24,658
Liberty Media Corp.3.5% 1/15/31 (e)	24,460	15,868
News America, Inc. liquid yield option note 0% 2/28/21 (e)	49,080	25,982
		66,508
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (e)	6,110	6,068
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.0%
J. Baker, Inc. 7% 6/1/49 (c)	$ 13,300	$ 3,325
TOTAL CONSUMER DISCRETIONARY		88,534
FINANCIALS - 0.2%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	28,810	16,314
Navistar Financial Corp. 4.75% 4/1/09 (e)	5,734	4,394
		20,708
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	11,000	10,038
TOTAL FINANCIALS		30,746
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
ADT Operations, Inc. liquid yield option note 0% 7/6/10	19,295	17,099
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 0% 2/12/21	29,110	22,215
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (e)	42,190	26,158
0% 2/6/21	9,580	5,940
		32,098
TOTAL INDUSTRIALS		71,412
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	29,440	24,684
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	11,460	10,486
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	14,330	13,792
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. liquid yield option note 0% 8/1/20	$ 1,230	$ 583
Sanmina-SCI Corp.:
0% 9/12/20	2,040	865
4.25% 5/1/04	1,000	958
		16,198
TOTAL INFORMATION TECHNOLOGY		51,368
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	12,000	18,683
TOTAL CONVERTIBLE BONDS		260,743
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Dana Corp. 6.25% 3/1/04	150	150
Navistar International Corp. 8% 2/1/08	150	129
		279
Hotels, Restaurants & Leisure - 0.0%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	380	331
Domino's, Inc. 10.375% 1/15/09	980	1,058
Extended Stay America, Inc. 9.875% 6/15/11	375	375
Friendly Ice Cream Corp. 10.5% 12/1/07	140	137
Herbst Gaming, Inc. 10.75% 9/1/08	195	206
Penn National Gaming, Inc.:
8.875% 3/15/10	115	118
11.125% 3/1/08	1,250	1,353
Premier Parks, Inc. 0% 4/1/08 (d)	105	101
Wheeling Island Gaming, Inc. 10.125% 12/15/09	1,330	1,343
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	120	121
		5,143
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 0.0%
Beazer Homes USA, Inc. 8.375% 4/15/12	$ 50	$ 52
D.R. Horton, Inc.:
8% 2/1/09	615	629
8.5% 4/15/12	225	231
10.5% 4/1/05	850	914
Juno Lighting, Inc. 11.875% 7/1/09	110	114
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	70	69
Ryland Group, Inc. 9.125% 6/15/11	45	48
		2,057
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	215	223
Media - 0.1%
Allbritton Communications Co. 7.75% 12/15/12 (e)	240	238
AMC Entertainment, Inc.:
9.5% 3/15/09	180	173
9.875% 2/1/12	130	125
American Media Operations, Inc. 8.875% 1/15/11 (e)	80	81
Cinemark USA, Inc. 9.625% 8/1/08	80	80
Corus Entertainment, Inc. 8.75% 3/1/12	1,510	1,582
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (e)	215	228
EchoStar DBS Corp.:
9.125% 1/15/09	135	141
9.25% 2/1/06	70	73
10.375% 10/1/07	2,055	2,199
Granite Broadcasting Corp.:
8.875% 5/15/08	35	30
10.375% 5/15/05	25	23
Insight Communications, Inc. 0% 2/15/11 (d)	85	51
K-III Communications Corp. 8.5% 2/1/06	75	72
Lamar Media Corp. 7.25% 1/1/13 (e)	110	111
LBI Media, Inc. 10.125% 7/15/12 (e)	1,845	1,937
Lenfest Communications, Inc.:
7.625% 2/15/08	105	108
10.5% 6/15/06	60	67
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	$ 275	$ 285
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	95	91
Nextmedia Operating, Inc. 10.75% 7/1/11	1,420	1,523
PRIMEDIA, Inc.:
7.625% 4/1/08	50	46
8.875% 5/15/11	100	95
Radio One, Inc. 8.875% 7/1/11	1,860	1,990
Sinclair Broadcast Group, Inc. 8% 3/15/12 (e)	105	108
		11,457
Specialty Retail - 0.0%
Gap, Inc.:
9.9% 12/15/05	135	144
10.55% 12/15/08	45	50
Hollywood Entertainment Corp.:
9.625% 3/15/11	470	465
10.625% 8/15/04	39	40
United Auto Group, Inc. 9.625% 3/15/12 (e)	1,010	990
		1,689
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	255	224
11.625% 1/15/08	465	458
12.25% 12/15/12 (e)	460	460
		1,142
TOTAL CONSUMER DISCRETIONARY		21,990
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	635	640
Food & Drug Retailing - 0.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	215	159
9.125% 12/15/11	285	211
Rite Aid Corp.:
6% 12/15/05 (e)	100	81
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.: - continued
6.875% 8/15/13	$ 515	$ 361
7.125% 1/15/07	570	482
7.625% 4/15/05	155	140
11.25% 7/1/08	70	66
		1,500
Food Products - 0.0%
Corn Products International, Inc. 8.25% 7/15/07	1,195	1,219
Del Monte Corp. 9.25% 5/15/11	205	215
Dole Food Co., Inc. 6.375% 10/1/05	60	63
		1,497
Household Products - 0.0%
Fort James Corp.:
6.625% 9/15/04	110	109
6.875% 9/15/07	65	61
		170
TOTAL CONSUMER STAPLES		3,807
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09 (e)	60	62
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.75% 1/15/15 (e)	230	233
Nuevo Energy Co.:
9.375% 10/1/10	50	52
9.5% 6/1/08	75	78
The Coastal Corp.:
6.5% 5/15/06	60	50
6.95% 6/1/28	125	87
7.5% 8/15/06	160	138
7.75% 6/15/10	135	113
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.: - continued
7.75% 10/15/35	$ 120	$ 87
Vintage Petroleum, Inc. 8.25% 5/1/12	1,065	1,108
		1,946
TOTAL ENERGY		2,008
FINANCIALS - 0.1%
Banks - 0.0%
Western Financial Bank 9.625% 5/15/12	110	107
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	1,280	1,347
Capital One Financial Corp.:
7.25% 12/1/03	70	71
7.25% 5/1/06	290	279
8.75% 2/1/07	85	85
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	170	146
Crown Cork & Seal Finance PLC yankee 7% 12/15/06	125	111
Delta Air Lines, Inc. pass thru trust certificates:
7.779% 11/18/05	160	130
7.779% 1/2/12	1,226	944
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11	85	83
10.625% 12/1/12 (e)	90	96
IOS Capital, Inc. 9.75% 6/15/04	290	294
Limestone Electron Trust/Limestone Electron, Inc. 8.625% 3/15/03 (e)	450	446
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. III 9.125% 1/15/11	75	60
Millennium America, Inc. 9.25% 6/15/08	125	130
Qwest Capital Funding, Inc.:
5.875% 8/3/04	470	414
7% 8/3/09	70	50
7.25% 2/15/11	260	189
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Qwest Capital Funding, Inc.: - continued
7.75% 8/15/06	$ 645	$ 510
Qwest Services Corp. 14% 12/15/14 (e)	670	720
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (e)	120	127
10.875% 12/15/12 (e)	190	209
U.S. West Capital Funding, Inc. 6.375% 7/15/08	165	120
Xerox Capital (Europe) PLC 5.875% 5/15/04	305	300
Xerox Credit Corp. 6.1% 12/16/03	95	94
		6,955
Real Estate - 0.0%
LNR Property Corp.:
9.375% 3/15/08	50	50
10.5% 1/15/09	75	77
Meditrust Corp. 7.82% 9/10/26	1,460	1,460
MeriStar Hospitality Corp. 9% 1/15/08	55	46
		1,633
TOTAL FINANCIALS		8,695
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	1,234	1,234
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	1,855	1,966
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,350	1,441
Triad Hospitals, Inc. 8.75% 5/1/09	50	53
		4,694
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10	1,395	1,444
TOTAL HEALTH CARE		6,138
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - 0.0%
Building Products - 0.0%
Nortek, Inc.:
9.125% 9/1/07	$ 210	$ 214
9.25% 3/15/07	60	61
		275
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
7.625% 1/1/06	80	81
9.25% 9/1/12 (e)	220	227
10% 8/1/09	140	139
National Waterworks, Inc. 10.5% 12/1/12 (e)	110	116
		563
Industrial Conglomerates - 0.0%
Tyco International Group SA yankee:
5.8% 8/1/06	70	67
6.375% 6/15/05	175	173
6.375% 2/15/06	265	260
		500
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	230	133
9.5% 12/1/10 (e)	110	117
Dresser, Inc. 9.375% 4/15/11	45	45
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	590	608
TriMas Corp. 9.875% 6/15/12 (e)	170	168
		1,071
TOTAL INDUSTRIALS		2,409
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09	45	47
Electronic Equipment & Instruments - 0.0%
Avnet, Inc. 9.75% 2/15/08	230	230
ChipPAC International Ltd. 12.75% 8/1/09	1,140	1,220
Flextronics International Ltd. yankee:
8.75% 10/15/07	455	464
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. yankee: - continued
9.875% 7/1/10	$ 120	$ 128
Ingram Micro, Inc. 9.875% 8/15/08	80	84
PerkinElmer, Inc. 8.875% 1/15/13 (e)	270	263
Solectron Corp. 7.375% 3/1/06	500	478
		2,867
Office Electronics - 0.0%
Xerox Corp.:
5.25% 12/15/03	115	114
5.5% 11/15/03	170	169
7.15% 8/1/04	195	193
9.75% 1/15/09 (e)	215	221
		697
TOTAL INFORMATION TECHNOLOGY		3,611
MATERIALS - 0.1%
Chemicals - 0.0%
FMC Corp. 10.25% 11/1/09 (e)	230	244
Lyondell Chemical Co. 9.875% 5/1/07	420	393
Methanex Corp. yankee 7.75% 8/15/05	750	758
		1,395
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 11% 2/15/13 (e)	230	230
Ball Corp. 6.875% 12/15/12 (e)	260	263
BWAY Corp. 10% 10/15/10 (e)	80	83
Crown Cork & Seal, Inc.:
7.375% 12/15/26	150	110
8% 4/15/23	220	165
8.375% 1/15/05	95	86
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12	235	243
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (e)	335	333
8.875% 2/15/09	1,100	1,122
Owens-Illinois, Inc.:
7.15% 5/15/05	665	648
7.8% 5/15/18	370	311
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Riverwood International Corp.:
10.625% 8/1/07	$ 1,430	$ 1,480
10.625% 8/1/07	210	216
		5,290
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	930	884
Phelps Dodge Corp. 8.75% 6/1/11	1,715	1,796
		2,680
Paper & Forest Products - 0.0%
Georgia-Pacific Corp.:
7.375% 12/1/25	70	53
7.5% 5/15/06	1,300	1,248
8.125% 5/15/11	600	543
8.875% 5/15/31	125	105
		1,949
TOTAL MATERIALS		11,314
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Qwest Corp. 8.875% 3/15/12 (e)	820	849
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	240	214
9.375% 6/1/08	50	49
Tritel PCS, Inc. 10.375% 1/15/11	680	755
Triton PCS, Inc.:
8.75% 11/15/11	50	40
9.375% 2/1/11	275	230
U.S. West Communications 7.2% 11/1/04	645	635
		2,772
Wireless Telecommunication Services - 0.1%
American Tower Corp. 9.375% 2/1/09	790	636
AT&T Wireless Services, Inc. 8.125% 5/1/12	185	192
Crown Castle International Corp.:
9.375% 8/1/11	45	37
9.5% 8/1/11	610	500
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp.: - continued
10.75% 8/1/11	$ 215	$ 187
Dobson Communications Corp. 10.875% 7/1/10	65	59
Nextel Communications, Inc.:
0% 2/15/08 (d)	555	544
9.75% 10/31/07	1,230	1,199
Nextel Partners, Inc. 0% 2/1/09 (d)	280	227
Rogers Wireless, Inc. 9.625% 5/1/11	115	112
VoiceStream Wireless Corp. 0% 11/15/09 (d)	260	237
		3,930
TOTAL TELECOMMUNICATION SERVICES		6,702
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	290	226
8.5% 4/15/12 (e)	230	179
CMS Energy Corp.:
6.75% 1/15/04	45	42
7.625% 11/15/04	125	113
8.5% 4/15/11	1,575	1,323
Edison International 6.875% 9/15/04	110	106
Illinois Power Co. 11.5% 12/15/10 (e)	500	498
Nevada Power Co. 10.875% 10/15/09 (e)	140	144
Oncor Electric Delivery Co. 7% 9/1/22 (e)	690	655
Pacific Gas & Electric Co.:
6.25% 8/1/03	1,810	1,792
6.25% 3/1/04	730	719
Reliant Energy Resources Corp.:
7.75% 2/15/11	75	66
8.125% 7/15/05	120	115
Southern California Edison Co. 8.95% 11/3/03	565	585
TECO Energy, Inc. 10.5% 12/1/07 (e)	420	437
TXU Corp. 6.375% 6/15/06	255	247
		7,247
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	$ 105	$ 108
CMS Panhandle Holding Co. 6.125% 3/15/04	110	110
El Paso Energy Corp.:
7.375% 12/15/12	15	11
7.75% 1/15/32	120	82
8.05% 10/15/30	340	233
Noram Energy Corp. 6.5% 2/1/08	55	48
Sonat, Inc.:
6.625% 2/1/08	265	197
6.75% 10/1/07	150	112
Southern Natural Gas Co.:
7.35% 2/15/31	35	30
8% 3/1/32	125	113
Tennessee Gas Pipeline Co. 7% 10/15/28	315	252
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	65	64
8.875% 7/15/12	45	46
Williams Holdings of Delaware, Inc. 6.5% 12/1/08	125	93
		1,499
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
8.75% 6/15/08	90	57
8.875% 2/15/11	115	78
9.375% 9/15/10	105	71
9.5% 6/1/09	50	34
El Paso Corp.:
7% 5/15/11	130	100
7.875% 6/15/12 (e)	60	47
Utilicorp United, Inc.:
6.875% 10/1/04	50	37
7% 7/15/04	70	52
7.95% 2/1/11	150	96
Western Resources, Inc.:
6.875% 8/1/04	120	115
7.875% 5/1/07	730	745
9.75% 5/1/07	480	466
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.:
7.125% 9/1/11	$ 1,485	$ 1,129
7.875% 9/1/21	115	81
8.125% 3/15/12 (e)	180	141
9.25% 3/15/04	190	176
		3,425
TOTAL UTILITIES		12,171
TOTAL NONCONVERTIBLE BONDS		78,845
TOTAL CORPORATE BONDS (Cost $351,121)		339,588
Floating Rate Loans - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 4.87% 12/31/07 (f)	1,100	1,023
Nextel Finance Co. Tranche D term loan 4.4375% 3/31/09 (f)	1,750	1,601
		2,624
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.1875% 7/21/06 (f)	744	737
Tranche C term loan 4.4375% 7/21/07 (f)	893	884
		1,621
TOTAL FLOATING RATE LOANS (Cost $4,165)		4,245
Money Market Funds - 0.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.39% (b)	128,773,697	$ 128,774
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	23,688,138	23,688
TOTAL MONEY MARKET FUNDS (Cost $152,462)		152,462
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $17,189,871)		17,279,783
NET OTHER ASSETS - (0.2)%		(40,922)
NET ASSETS - 100%		$ 17,238,861
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $140,697,000 or 0.8% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,684,603,000 and $4,424,134,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $235,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,060,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $4,245,000 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $59,904,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At January 31, 2003, the fund had a capital loss carryforward of approximately $11,000,000 all of which will expire on January 31, 2011.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		January 31, 2003

Assets
Investment in securities, at value (including securities loaned of $23,622) (cost $17,189,871) - See accompanying schedule		$ 17,279,783
Receivable for investments sold		13,841
Receivable for fund shares sold		22,131
Dividends receivable		29,163
Interest receivable		3,811
Other receivables		109
Total assets		17,348,838

Liabilities
Payable to custodian bank	$ 11
Payable for investments purchased	54,698
Payable for fund shares redeemed	20,804
Accrued management fee	7,303
Other payables and accrued expenses	3,473
Collateral on securities loaned, at value	23,688
Total liabilities		109,977

Net Assets		$ 17,238,861
Net Assets consist of:
Paid in capital		$ 17,146,959
Undistributed net investment income		19,573
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,557)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		89,886
Net Assets, for 449,903 shares outstanding		$ 17,238,861
Net Asset Value, offering price and redemption price per share ($17,238,861 ÷ 449,903 shares)		$ 38.32

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended January 31, 2003

Investment Income
Dividends		$ 419,510
Interest		23,071
Security lending		498
Total income		443,079

Expenses
Management fee	$ 94,082
Transfer agent fees	43,400
Accounting and security lending fees	1,291
Non-interested trustees' compensation	90
Custodian fees and expenses	322
Registration fees	192
Audit	115
Legal	96
Interest	24
Miscellaneous	1,264
Total expenses before reductions	140,876
Expense reductions	(2,741)	138,135
Net investment income (loss)		304,944
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $572 on sales of investments in affiliated issuers)	(22,664)
Foreign currency transactions	418
Total net realized gain (loss)		(22,246)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,437,127)
Assets and liabilities in foreign currencies	88
Total change in net unrealized appreciation (depreciation)		(4,437,039)
Net gain (loss)		(4,459,285)
Net increase (decrease) in net assets resulting from operations		$ (4,154,341)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2003	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 304,944	$ 311,942
Net realized gain (loss)	(22,246)	530,274
Change in net unrealized appreciation (depreciation)	(4,437,039)	(2,532,577)
Net increase (decrease) in net assets resulting from operations	(4,154,341)	(1,690,361)
Distributions to shareholders from net investment income	(304,463)	(332,508)
Distributions to shareholders from net realized gain	(62,323)	(519,167)
Total distributions	(366,786)	(851,675)
Share transactions Net proceeds from sales of shares	4,317,478	5,031,069
Reinvestment of distributions	355,049	824,781
Cost of shares redeemed	(4,465,526)	(4,584,959)
Net increase (decrease) in net assets resulting from share transactions	207,001	1,270,891
Total increase (decrease) in net assets	(4,314,126)	(1,271,145)

Net Assets
Beginning of period	21,552,987	22,824,132
End of period (including undistributed net investment income of $19,573 and undistributed net investment income of $30,020, respectively)	$ 17,238,861	$ 21,552,987
Other Information Shares
Sold	98,715	99,897
Issued in reinvestment of distributions	7,927	17,056
Redeemed	(104,373)	(92,666)
Net increase (decrease)	2,269	24,287

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended January 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 48.15	$ 53.91	$ 50.96	$ 55.46	$ 52.20
Income from Investment Operations
Net investment income (loss) B	.68	.71	.85	.82	.85
Net realized and unrealized gain (loss)	(9.69)	(4.53)	6.29	.63	5.65
Total from investment operations	(9.01)	(3.82)	7.14	1.45	6.50
Distributions from net investment income	(.68)	(.76)	(.87)	(.82)	(.85)
Distributions from net realized gain	(.14)	(1.18)	(3.32)	(5.13)	(2.39)
Total distributions	(.82)	(1.94)	(4.19)	(5.95)	(3.24)
Net asset value, end of period	$ 38.32	$ 48.15	$ 53.91	$ 50.96	$ 55.46
Total Return A	(18.95)%	(7.06)%	14.93%	2.27%	12.79%
Ratios to Average Net Assets C
Expenses before expense reductions	.72%	.69%	.69%	.69%	.67%
Expenses net of voluntary waivers, if any	.72%	.69%	.69%	.69%	.67%
Expenses net of all reductions	.71%	.67%	.67%	.67%	.66%
Net investment income (loss)	1.57%	1.41%	1.63%	1.42%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 17,239	$ 21,553	$ 22,824	$ 21,111	$ 23,267
Portfolio turnover rate	23%	23%	25%	26%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, defaulted bonds, market discount, contingent interest, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,312,166	|
Unrealized depreciation	(3,231,673)
Net unrealized appreciation (depreciation)	80,493
Undistributed ordinary income	22,408
Capital loss carryforward	(11,000)
Total Distributable earnings	$ 91,901
Cost for federal income tax purposes	$ 17,199,290

The tax character of distributions paid was as follows:

	January 31, 2003	January 31, 2002
Ordinary Income	$ 306,882	$ 332,508
Long-term Capital Gains	59,904	519,167
Total	$ 366,786	$ 851,675

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..22% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,368 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,348 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $391, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Kellwood Co.	$ -	$ 3,002	$ -	$ -

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (60)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (47)

Year of Election or Appointment: 1994

Vice President of Equity-Income. Mr. Petersen also serves as Vice President of other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Equity-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Equity-Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Equity-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Equity-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Equity-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Equity-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,719,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR U.K. for the fund.
	# of Votes	% of Votes
Affirmative	7,428,294,873.19	82.881
Against	582,300,267.81	6.497
Abstain	755,438,388.34	8.429
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR Far East for the fund.
	# of Votes	% of Votes
Affirmative	7,392,045,381.57	82.477
Against	615,283,659.52	6.865
Abstain	758,704,488.25	8.465
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	7,400,487,126.77	82.571
Against	629,411,352.53	7.023
Abstain	736,135,050.04	8.213
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	7,318,116,361.95	81.652
Against	708,926,977.51	7.910
Abstain	738,990,189.88	8.245
Broker Non-Votes	196,538,584.68	2.193
TOTAL	8,962,572,114.02	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

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Fidelity® Fund

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EQU-ANN-0303 340364
1.471443.105

Spartan®

Tax-Free Bond

Fund

Annual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

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For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equity markets got off to a fine start in the early weeks of 2003, then pulled back sharply on war fears and concerns about the pace of the economy. While the vast majority of 2003 is still before us, January's decline disappointed investors hoping to avoid a fourth straight down year for stocks. In the debt markets, corporates and high-yield bonds have been the best performers in recent months.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Spartan® Tax-Free Bond	8.13%	14.67%
LB 3 Plus Year Muni - Non AMT	7.73%	13.27%
General Municipal Debt Funds Average	6.08%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 10, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 3 Plus Year Non AMT Municipal Bond Index - a market capitalization-weighted index for investment-grade Non Alternative Minimum Tax (AMT) municipal bonds with maturities of three years or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Spartan Tax-Free Bond	8.13%	7.85%
LB 3 Plus Year Muni - Non AMT	7.73%	7.12%
General Municipal Debt Funds Average	6.08%	n/a*

Average annual total returns take the fund's cumulative return and show you what would happen if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Spartan® Tax-Free Bond Fund on April 10, 2001. The chart shows how the value of your investment would have grown, and also shows how the LB 3 Plus Year Muni - Non AMT Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Year ended January 31,	Period endedA January 31,
	2003	2002
Dividend returns	4.38%	3.57%
Capital returns	3.75%	2.48%
Total returns	8.13%	6.05%

A The fund commenced operations on April 10, 2001.

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended January 31, 2003	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.76¢	21.55¢	43.38¢
Annualized dividend rate	4.17%	4.03%	4.16%
30-day annualized yield	3.82%	-	-
30-day annualized tax-equivalent yield	5.88%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.60 over the past one month, $10.61 over the past six months, and $10.44 over the past one year, you can compare the fund's income over these two periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses the yield and tax-equivalent yield would have been 3.55% and 5.46%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market encountered a number of obstacles during the past year, surmounting most, but still wrestling with others as the period drew to a close. Overall, the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 7.46% for the 12 months ending January 31, 2003. For most of the year, low interest rates, falling stock markets, geopolitical tensions and a shaky economy drove strong demand for munis, which easily met 2002's record amount of new issuance. While sporadic flights to quality in Treasuries and a stock market rally in late 2002 tempered performance on occasion, muni bonds' tax benefits and high yields were still very much sought after. However, developments early in 2003 clouded their near-term outlook. Further, with many state and local governments issuing new debt to counter budget shortfalls - and with another potential rush to Treasuries as the threat of war with Iraq escalated - some questioned whether muni demand would continue to meet the large supply. As a result, the Lehman Brothers index backed off 0.25% in the first month of the new year.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Tax-Free Bond Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending January 31, 2003, the fund returned 8.13%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 6.08%, according to Lipper Inc. Additionally, the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 7.73%.

Q. What helped the fund outpace its Lipper peer average and benchmark?

A. I kept the fund in a fairly defensive mode in terms of credit quality and sector selection, which helped insulate it from the economic downturn. The fund's overall credit quality remained quite high throughout the year, ending the period with nearly all of its assets in investment-grade bonds rated BBB or higher. Lower-quality bonds came under heavy pressure as investors avoided them in response to weak economic conditions.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did sector selection aid performance?

A. Throughout the year, I maintained an overweighted position relative to the municipal bond market as measured by the Lehman Brothers index in bonds whose revenues were less affected by the economic slowdown, unlike those backed by income taxes. For instance, I kept a fairly large weighting in bonds issued by providers of essential services, such as electric utilities. The fund's overweighting in less economically sensitive sectors - such as education - also helped performance. Avoiding sectors that came under the most pressure during the year - including bonds issued by many state governments, and those related to air travel or issued by private entities - also helped.

Q. What else worked in the fund's favor?

A. Relative to the index, underweighting bonds issued by California and New York helped performance. The performance of muni bonds in both states tended to lag that of other states, especially in the second half of 2002. Their muni markets were hit by two concerns. First, their respective economies lagged the nation overall. Second, they had to contend with an influx of new muni bond supply as their state legislatures and local government entities struggled to make up for revenue shortfalls by issuing new debt. New issuance in California rose about 50% in 2002, compared to 2001, and New York new issuance rose roughly 120%. I chose to concentrate on states such as Texas and Illinois, where bonds were more attractively valued and supply was lower. Finally, I'd say that the way I allocated bonds along the maturity spectrum - or yield curve - also was a plus.

Q. Were there any disappointments?

A. The fund's underweighting in par bonds was the main disappointment during the year, although it detracted only modestly from performance. Par bonds periodically were in extremely strong demand by individual investors, who liked the simplicity of these securities. That strong demand caused par bonds to outpace premium and discount bonds, which sell above and below face value, respectively. Par bonds can suffer negative tax treatment in certain interest rate environments, so rather than chase their performance, I chose to emphasize premium and discount bonds, which typically aren't as negatively impacted by unfavorable tax consequences.

Q. What's your outlook for the municipal bond market over the next six months or so?

A. Municipal bond performance will be driven by developments on the global political front, the health of the economy, the strength of the stock market and, most importantly, expectations about inflation and interest rates. In my view, these uncertainties and others underscore the futility of timing the market. But I think it's important for shareholders to realize that with interest rates currently at such low levels, it will be difficult for munis to post the kinds of returns they enjoyed over the past 12 months. I'd add that municipals were quite cheap compared to U.S. Treasury bonds at the end of the period, which may mean they're poised for outperformance relative to taxable bond alternatives if the interest rate environment remains favorable, or that they may hold their value better if the economy firms and the threat of higher interest rates returns.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income exempt from federal income tax

Fund number: 090

Trading symbol: FTABX

Start date: April 10, 2001

Size: as of January 31, 2003, more than $253 million

Manager: Christine Thompson, since inception; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on the fiscal situation of municipal issuers:

"The fiscal condition of muni bond issuers is something we spend a lot of time researching and is one of the key factors we consider when selecting investments. We're approaching 2003 and the next couple of years with a fair degree of caution. Many state and local governments are facing a variety of fiscal problems - some minor, some dramatic. According to the National Governors Association, state budget shortfalls are expected to be $50 billion in the current fiscal year, and as much as $60 billion next year. Although not as easy to quantify, many local governments are struggling with their own - but so far less serious - budgetary challenges as they attempt to make up for increased expenditures and dwindling tax and fee revenue. These problems won't be repaired overnight. Many of the ´easy' fixes - such as tapping rainy day funds and asset sales - already have been exhausted. Drawing on the resources of Fidelity's municipal credit research team, I'll continue to make well-informed determinations about a given issuer's fiscal condition and how it relates to the price, yield and prospects for the bonds they issue."

Annual Report

Investment Changes

Top Five States as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	15.3	11.5
Illinois	13.4	15.2
New York	6.9	6.8
Washington	6.3	6.6
Indiana	4.9	4.3
Top Five Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	36.5	39.2
Electric Utilities	17.1	9.4
Health Care	12.5	13.0
Water & Sewer	8.5	10.2
Escrowed/Pre-Refunded	7.8	4.0
Average Years to Maturity as of January 31, 2003
		6 months ago
Years	12.9	13.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of January 31, 2003
6 months ago
Years	7.4	7.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of January 31, 2003	As of July 31, 2002
AAA 68.2%	AAA 63.3%
AA, A 21.4%	AA, A 22.8%
BBB 6.1%	BBB 5.2%
BB and Below 0.0%	BB and Below 0.0%
Not Rated 1.3%	Not Rated 1.4%
Short-term Investments and Net Other Assets 3.0%	Short-term Investments and Net Other Assets 7.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Investments January 31, 2003

Showing Percentage of Net Assets

Municipal Bonds - 97.0%
	Principal Amount	Value (Note 1)
Alabama - 0.9%
Jefferson County Swr. Rev. Series D, 5.75% 2/1/27 (FGIC Insured) (Pre-Refunded to 2/1/07 @ 101) (d)	$ 2,000,000	$ 2,287,220
Alaska - 2.9%
North Slope Borough Gen. Oblig.:
Series A, 0% 6/30/07 (MBIA Insured)	5,000,000	4,413,800
Series B, 0% 6/30/05 (FSA Insured)	3,000,000	2,855,160
		7,268,960
Arizona - 2.3%
Arizona State Univ. Revs. 5.75% 7/1/27 (FGIC Insured)	2,500,000	2,734,250
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 1994 E, 3.75%, tender 4/8/03, LOC Bank of America NA (c)	1,000,000	1,002,870
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev. Series A, 5.25% 1/1/06	1,000,000	1,096,630
Tucson Street & Hwy. User Rev. 4.5% 7/1/08 (AMBAC Insured) (b)	1,000,000	1,082,930
		5,916,680
Arkansas - 0.4%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	1,415,000	954,304
California - 3.6%
California Dept. Wtr. Resources Pwr. Supply Rev. Series A:
5.25% 5/1/09 (MBIA Insured)	1,500,000	1,675,215
5.875% 5/1/16	1,000,000	1,086,920
California Gen. Oblig.:
6.6% 2/1/09	150,000	174,125
6.6% 2/1/10	2,190,000	2,544,473
6.75% 6/1/06	600,000	682,632
6.75% 8/1/10	500,000	590,790
California Infrastructure & Econ. Dev. Bank Rev. 5% 10/1/15	2,135,000	2,275,376
		9,029,531
Colorado - 3.8%
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	1,750,000	1,937,250
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - continued
Clear Creek School District #RE1 6.25% 12/1/15 (FSA Insured) (Pre-Refunded to 12/1/10 @ 100) (d)	$ 190,000	$ 227,341
Colorado Dept. of Trans. Rev. 6% 6/15/08 (AMBAC Insured)	150,000	173,952
Douglas County School District Series B, 5.75% 12/15/19 (FSA Insured)	1,000,000	1,122,790
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,000,000	1,092,450
Series 2000 B, 0% 9/1/06 (MBIA Insured)	2,200,000	2,010,316
Series B, 0% 9/1/13 (MBIA Insured)	1,415,000	877,625
El Paso County School District #49 Falcon 5.5% 12/1/21 (FGIC Insured)	1,500,000	1,599,495
Larimer County School District #R1 Poudre 6% 12/15/17 (FGIC Insured)	500,000	571,305
		9,612,524
Connecticut - 0.5%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	1,000,000	1,081,270
Connecticut Health & Edl. Facilities Auth. Rev. (Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	205,000	221,855
		1,303,125
District Of Columbia - 0.1%
District of Columbia Rev. (George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	200,000	219,600
Florida - 2.9%
Dade County Spl. Oblig. Series 1996 B, 0% 10/1/28 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 28.9349) (d)	5,000,000	1,216,400
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) 3.35%, tender 9/1/05 (c)	2,000,000	2,029,580
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (c)	3,000,000	2,964,540
Orange County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Oblig. Group Proj.) 5.75% 11/15/05 (AMBAC Insured)	1,000,000	1,109,690
		7,320,210
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Hawaii - 0.8%
Hawaii Gen. Oblig.:
Series 1998 CR, 5.75% 4/1/09 (MBIA Insured)	$ 1,000,000	$ 1,147,980
6% 12/1/10 (FGIC Insured)	775,000	912,532
		2,060,512
Idaho - 0.7%
Cassia & Twin Falls Counties Joint School District #151 5.5% 8/1/12 (FGIC Insured)	1,500,000	1,685,145
Illinois - 13.4%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38 (FGIC Insured)	3,000,000	3,091,380
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	1,000,000	224,430
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,100,000	1,227,094
0% 1/1/15 (MBIA Insured)	1,840,000	1,051,100
Chicago Midway Arpt. Rev. Series 2001 B, 5% 1/1/09 (FSA Insured)	1,250,000	1,365,788
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC Insured)	1,000,000	1,159,060
Coles & Cumberland Counties Cmnty. Unit School District #2 5.35% 2/1/19 (FGIC Insured)	1,495,000	1,578,630
Du Page County Cmnty. High School District #108 Lake Park 5.6% 1/1/20 (FSA Insured)	3,175,000	3,444,907
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	1,000,000	1,112,280
Illinois Edl. Facilities Auth. Revs. (DePaul Univ. Proj.) 5.65% 10/1/13 (AMBAC Insured)	100,000	112,579
Illinois Gen. Oblig. 5.6% 4/1/21 (MBIA Insured)	400,000	424,880
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp. Proj.) Series A, 6% 7/1/17	2,700,000	2,864,565
Illinois Sales Tax Rev. 6% 6/15/20	300,000	336,321
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	1,000,000	1,091,360
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/21 (FGIC Insured)	1,445,000	1,575,512
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 5.5% 12/1/14 (MBIA Insured)	5,500,000	6,092,343
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	$ 750,000	$ 803,595
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	1,000,000	189,830
5.75% 6/15/41 (MBIA Insured)	500,000	541,970
Series 2002 B, 0% 6/15/17 (MBIA Insured) (a)	100,000	63,535
Series A, 0% 6/15/15 (FGIC Insured)	5,000,000	2,806,000
Univ. of Illinois Auxiliary Facilities Sys. Rev. Series A, 6% 4/1/15 (MBIA Insured) (Pre-Refunded to 4/1/10 @ 101) (d)	155,000	182,482
Will & Kendall Counties Cmnty. Consolidated School District #202 5.375% 1/1/15 (FSA Insured)	2,455,000	2,700,353
		34,039,994
Indiana - 4.9%
Beech Grove School Bldg. Corp. 5.625% 7/5/24 (MBIA Insured)	1,875,000	2,067,488
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (AMBAC Insured)	685,000	754,397
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5% 2/15/30 (MBIA Insured)	1,000,000	1,037,650
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/11 (FGIC Insured)	2,320,000	2,578,309
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	3,000,000	2,883,450
Richland-Beanblossom Ind. School Bldg. Corp. 5.5% 7/15/15 (FGIC Insured)	1,885,000	2,069,353
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (c)	1,000,000	1,007,510
		12,398,157
Iowa - 0.9%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	2,800,000	2,386,412
Kansas - 0.9%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (c)	1,000,000	1,022,610
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - continued
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.) 5.25% 12/1/09 (MBIA Insured)	$ 225,000	$ 249,017
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (c)	1,000,000	1,025,020
		2,296,647
Kentucky - 2.7%
Kentucky Property & Bldgs. Commission Revs.:
(#71 Proj.):
5.5% 8/1/09	750,000	848,948
5.5% 8/1/09 (Escrowed to Maturity) (d)	2,975,000	3,406,792
(#74 Proj.) 5.375% 2/1/11 (FSA Insured)	1,005,000	1,125,158
Owensboro Elec. Lt. & Pwr. Rev. Series B, 0% 1/1/07 (AMBAC Insured)	1,505,000	1,360,038
		6,740,936
Maine - 2.1%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	5,000,000	5,419,400
Massachusetts - 0.6%
Massachusetts Gen. Oblig. Series 2001 A, 5.5% 1/1/10	275,000	308,844
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (AMBAC Insured) (Escrowed to Maturity) (d)	200,000	224,132
Massachusetts Wtr. Poll. Abatement Trust Series 7, 5.25% 2/1/12	1,000,000	1,102,350
		1,635,326
Michigan - 0.3%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (FGIC Insured)	20,000	22,439
Detroit City School District 5.375% 5/1/15 (FGIC Insured)	375,000	403,073
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	135,000	157,201
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Oakland Univ. Rev. 5.75% 5/15/26 (MBIA Insured)	$ 50,000	$ 53,915
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (FGIC Insured)	160,000	181,149
		817,777
Missouri - 0.6%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	1,000,000	1,042,530
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	500,000	559,910
		1,602,440
Nebraska - 0.6%
Lincoln Wtrwks. Rev. Series 2003, 5% 8/15/08 (b)	1,000,000	1,093,250
Omaha Gen. Oblig. 5.75% 12/1/14	380,000	433,455
		1,526,705
Nevada - 0.6%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	500,000	524,445
Clark County School District Series 2000 A, 5.75% 6/15/20 (MBIA Insured)	400,000	437,064
Washoe County Gen. Oblig. 5% 9/1/08 (FSA Insured) (b)	500,000	545,765
		1,507,274
New Hampshire - 0.5%
New Hampshire Muni. Bond Bank Series C, 5.75% 8/15/14 (MBIA Insured) (Pre-Refunded to 8/15/06 @ 102) (d)	1,000,000	1,153,570
New Jersey - 0.5%
New Jersey Tpk. Auth. Tpk. Rev. Series 2002 A, 5.625% 1/1/15 (MBIA Insured)	400,000	443,460
New Jersey Trans. Trust Fund Auth. Series 1998 A, 5% 6/15/17 (Pre-Refunded to 6/15/09 @ 100) (d)	150,000	167,067
Tobacco Settlement Fing. Corp. 6.125% 6/1/42	700,000	623,308
		1,233,835
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Mexico - 0.5%
Univ. of New Mexico Univ. Revs. Series A, 6% 6/1/25 (MBIA Insured)	$ 1,000,000	$ 1,172,880
New York - 6.9%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (MBIA Insured) (Escrowed to Maturity) (d)	5,000	5,939
Series 1997 B, 5% 7/1/20 (AMBAC Insured) (Escrowed to Maturity) (d)	500,000	517,635
Series 1997 E, 5% 7/1/16 (AMBAC Insured) (Pre-Refunded to 7/1/13 @ 100) (d)	10,000	11,068
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (d)	500,000	518,535
Series D, 5.125% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (d)	440,000	457,868
Metro. Trans. Auth. Svc. Contract Rev.:
(Trans. Facilities Proj.) Series 7, 4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (d)	35,000	35,154
Series B, 5% 1/1/07	5,000,000	5,470,050
Metro. Trans. Auth. Transit Facilities Rev. Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (d)	250,000	264,405
New York City Gen. Oblig. Series C, 5.75% 3/15/27 (FSA Insured)	500,000	545,645
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series A, 6% 6/15/28	1,000,000	1,121,190
New York State Envir. Facilities Corp. State Wtr. Poll. Cont. Revolving Fund Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	1,000,000	1,165,160
New York State Thruway Auth. Hwy. & Bridge Trust Fund Series C, 5.5% 4/1/13 (MBIA Insured)	1,000,000	1,118,440
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	544,975
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	1,000,000	1,088,720
Triborough Bridge & Tunnel Auth. Revs.:
Series 1999 A, 5.125% 1/1/18 (Pre-Refunded to 1/1/09 @ 101) (d)	3,000,000	3,405,690
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Triborough Bridge & Tunnel Auth. Revs.: - continued
Series A, 5.25% 1/1/17 (Pre-Refunded to 7/1/09 @ 100.5) (d)	$ 1,000,000	$ 1,142,490
Series Y, 6% 1/1/12 (Escrowed to Maturity) (d)	100,000	117,248
		17,530,212
North Carolina - 2.6%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	600,000	638,766
Series B:
6% 1/1/05	2,000,000	2,046,800
6% 1/1/06	175,000	190,773
6.125% 1/1/09	75,000	82,797
Series G, 5.75% 12/1/16	2,000,000	2,057,920
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series B, 6.25% 1/1/07	750,000	831,293
Union County Gen. Oblig. Series B, 5.3% 3/1/13 (FGIC Insured)	750,000	819,750
		6,668,099
Ohio - 1.2%
Columbus Gen. Oblig. Series 2000 1, 5.5% 11/15/10	300,000	343,230
Hilliard School District 5.75% 12/1/28 (FGIC Insured)	25,000	27,271
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (c)	1,000,000	1,000,000
Olentangy Local School District 5.5% 12/1/17 (FSA Insured)	1,295,000	1,421,004
Toledo Wtrwks. Rev. 6% 11/15/06 (FGIC Insured)	275,000	314,391
		3,105,896
Oklahoma - 0.8%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	1,730,000	1,894,748
Oregon - 0.9%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	350,000	384,146
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Oregon - continued
Morrow County School District #1 5.625% 6/15/14 (FSA Insured)	$ 1,500,000	$ 1,653,000
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	250,000	276,055
		2,313,201
Pennsylvania - 3.2%
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,083,770
Series B, 5.75% 12/1/35 (FGIC Insured)	1,000,000	1,088,740
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	1,000,000	1,043,190
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2001, 5.5% 7/15/33 (AMBAC Insured)	1,000,000	1,053,550
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	450,000	501,354
Pittsburgh Gen. Oblig. Series 1999 A, 5.75% 9/1/12 (FGIC Insured) (Pre-Refunded to 9/1/09 @ 100) (d)	465,000	540,149
Tredyffrin-Easttown School District 5.5% 2/15/17	1,520,000	1,642,436
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	2,500,000	1,041,700
		7,994,889
Puerto Rico - 0.2%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series 2000 C, 6% 7/1/29	500,000	554,405
South Carolina - 4.1%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys. Rev. 5.5% 7/15/17 (FSA Insured)	1,790,000	1,969,072
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	1,500,000	1,488,270
5.5% 10/1/31	1,450,000	1,423,654
North Charleston Swr. District Swr. Rev. 5% 7/1/18 (FSA Insured)	1,580,000	1,660,469
South Carolina Pub. Svc. Auth. Rev. Series D, 4% 1/1/08 (FSA Insured)	2,000,000	2,114,280
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
South Carolina - continued
Spartanburg County Health Svcs. District, Inc. Hosp. Rev. 5.5% 4/15/18 (FSA Insured)	$ 1,115,000	$ 1,201,959
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	455,000	434,557
		10,292,261
Tennessee - 2.8%
Elizabethton Health & Edl. Facilities Board Rev. Series 2000 B:
6% 7/1/12 (MBIA Insured)	2,125,000	2,450,869
6.25% 7/1/13 (MBIA Insured)	2,255,000	2,648,949
Kingsport Gen. Oblig. Series A, 4% 1/1/08 (FGIC Insured)	1,000,000	1,053,850
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	1,000,000	1,056,600
		7,210,268
Texas - 15.3%
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	1,000,000	1,242,060
Bexar Metro. Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/18 (FSA Insured)	1,560,000	1,667,500
5.375% 5/1/19 (FSA Insured)	1,640,000	1,742,779
Comal Independent School District 0% 2/1/16	2,235,000	1,199,614
Corpus Christi Util. Sys. Rev. 5.25% 7/15/17 (FSA Insured)	2,000,000	2,134,040
Eagle Mountain & Saginaw Independent School District 5.375% 8/15/14	2,000,000	2,196,180
Eanes Independent School District Series 2001, 5.5% 8/1/13	1,000,000	1,111,900
East Central Independent School District 5.625% 8/15/17 (e)	1,035,000	1,145,093
Garland Independent School District 5.5% 2/15/19	515,000	549,881
Harris County Gen. Oblig. 0% 10/1/13 (MBIA Insured)	2,000,000	1,242,280
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,375,000	1,489,318
5.75% 2/15/20	1,235,000	1,294,725
Houston Arpt. Sys. Rev. 5.5% 7/1/19 (FSA Insured)	1,500,000	1,583,895
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
La Joya Independent School District:
5.75% 2/15/17	$ 2,000,000	$ 2,216,520
5.75% 2/15/19	600,000	659,160
Mansfield Independent School District 5.5% 2/15/17	1,650,000	1,796,058
Mercedes Independent School District Series 2000, 5.625% 8/15/15	275,000	307,051
New Braunfels Independent School District 6% 2/1/09	725,000	835,635
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	750,000	841,635
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	200,000	215,104
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (c)	3,000,000	2,885,220
San Antonio Elec. & Gas Rev. 5.375% 2/1/20 (FSA Insured)	3,000,000	3,172,620
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/13 (AMBAC Insured)	1,065,000	1,190,521
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	500,000	493,350
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (FSA Insured)	150,000	164,756
Texas Tpk. Auth. Central Tpk. Sys. First Tier Rev.:
5.5% 8/15/39 (AMBAC Insured)	1,400,000	1,471,372
5.75% 8/15/38 (AMBAC Insured)	1,000,000	1,086,640
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. 5% 8/1/07 (MBIA Insured) (b)	1,000,000	1,090,060
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	1,000,000	989,840
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	100,000	112,887
Waller Consolidated Independent School District 6% 2/15/12	175,000	201,332
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (d)	1,500,000	486,135
		38,815,161
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Utah - 1.4%
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	$ 3,100,000	$ 3,452,470
Vermont - 0.1%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	300,000	337,584
Washington - 6.3%
Clark County Pub. Util. District #1 Elec. Rev. Series A:
5.5% 1/1/15 (FSA Insured)	1,410,000	1,535,659
5.5% 1/1/17 (FSA Insured)	1,570,000	1,691,031
Clark County School District #114 Evergreen 5.375% 12/1/14 (FSA Insured)	2,000,000	2,186,800
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	2,000,000	2,273,100
King County Swr. Rev. 5.5% 1/1/20 (FSA Insured)	1,895,000	2,021,719
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	1,750,000	1,924,720
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	3,000,000	3,202,770
5.4% 7/1/12 (FSA Insured)	1,000,000	1,094,420
		15,930,219
West Virginia - 0.1%
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2001 A, 5.5% 4/1/14 (MBIA Insured)	330,000	367,778
Wisconsin - 2.1%
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,870,000	2,020,460
Wausau School District 5.375% 3/1/12 (FGIC Insured)	1,235,000	1,362,131
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,000,000	996,260
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	1,000,000	1,007,340
		5,386,191
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Wyoming - 1.0%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (d)	$ 1,930,000	$ 2,406,787
TOTAL MUNICIPAL BONDS (Cost $238,543,991)		245,849,333
Municipal Notes - 0.8%

Hawaii - 0.8%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) 2.95% tender 2/3/03, CP mode (Cost $2,000,000)	2,000,000	2,000,000
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $240,543,991)		247,849,333
NET OTHER ASSETS - 2.2%		5,581,628
NET ASSETS - 100%		$ 253,430,961
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East Central Independent School District 5.625% 8/15/17	8/16/02	$ 1,140,280
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	36.5%
Electric Utilities	17.1
Health Care	12.5
Water & Sewer	8.5
Escrowed/Pre-Refunded	7.8
Transportation	6.5
Others* (individually less than 5%)	11.1
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $147,143,479 and $59,816,877, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,145,093 or 0.5% of net assets.

Income Tax Information
The fund hereby designates approximately $274,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003

Assets
Investment in securities, at value (cost $240,543,991) - See accompanying schedule		$ 247,849,333
Cash		6,858,574
Receivable for fund shares sold		47,516
Interest receivable		2,773,204
Receivable from investment adviser for expense reductions		60,102
Other receivables		2,342
Total assets		257,591,071

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 3,755,875
Payable for fund shares redeemed	74,350
Distributions payable	199,108
Accrued management fee	80,170
Other payables and accrued expenses	50,607
Total liabilities		4,160,110

Net Assets		$ 253,430,961
Net Assets consist of:
Paid in capital		$ 245,523,284
Undistributed net investment income		5,477
Accumulated undistributed net realized gain (loss) on investments		596,858
Net unrealized appreciation (depreciation) on investments		7,305,342
Net Assets, for 23,916,761 shares outstanding		$ 253,430,961
Net Asset Value, offering price and redemption price per share ($253,430,961 ÷ 23,916,761 shares)		$ 10.60

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

		Year ended January 31, 2003

Investment Income
Interest		$ 9,517,585
Expenses
Management fee	$ 846,356
Transfer agent fees	143,852
Accounting fees and expenses	80,080
Non-interested trustees' compensation	791
Custodian fees and expenses	4,296
Registration fees	46,827
Audit	33,744
Legal	2,636
Miscellaneous	5,570
Total expenses before reductions	1,164,152
Expense reductions	(858,033)	306,119
Net investment income (loss)		9,211,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,050,734
Change in net unrealized appreciation (depreciation) on investment securities		6,808,185
Net gain (loss)		7,858,919
Net increase (decrease) in net assets resulting from operations		$ 17,070,385

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2003	April 10, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,211,466	$ 3,630,495
Net realized gain (loss)	1,050,734	236,009
Change in net unrealized appreciation (depreciation)	6,808,185	497,157
Net increase (decrease) in net assets resulting from operations	17,070,385	4,363,661
Distributions to shareholders from net investment income	(9,215,805)	(3,624,784)
Distributions to shareholders from net realized gain	(522,717)	(125,654)
Total distributions	(9,738,522)	(3,750,438)
Share transactions Net proceeds from sales of shares	251,535,006	233,577,184
Reinvestment of distributions	7,475,766	2,984,739
Cost of shares redeemed	(172,290,922)	(77,830,511)
Net increase (decrease) in net assets resulting from share transactions	86,719,850	158,731,412
Redemption fees	21,950	12,663
Total increase (decrease) in net assets	94,073,663	159,357,298

Net Assets
Beginning of period	159,357,298	-
End of period (including undistributed net investment income of $5,477 and undistributed net investment income of $5,418, respectively)	$ 253,430,961	$ 159,357,298
Other Information Shares
Sold	24,128,841	22,879,755
Issued in reinvestment of distributions	712,332	291,371
Redeemed	(16,485,572)	(7,609,966)
Net increase (decrease)	8,355,601	15,561,160

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended January 31,	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.432	.352
Net realized and unrealized gain (loss)	.384	.245
Total from investment operations	.816	.597
Distributions from net investment income	(.434)	(.350)
Distributions from net realized gain	(.023)	(.008)
Total distributions	(.457)	(.358)
Redemption fees added to paid in capital D	.001	.001
Net asset value, end of period	$ 10.60	$ 10.24
Total ReturnB, C	8.13%	6.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.52%	.66% A
Expenses net of voluntary waivers, if any	.18%	.10% A
Expenses net of all reductions	.14%	.06% A
Net investment income (loss)	4.13%	4.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,431	$ 159,357
Portfolio turnover rate	28%	28% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period April 10, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2003

1. Significant Accounting Policies.

Spartan Tax-Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains and market discount.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,127,734	|
Unrealized depreciation	(810,873)
Net unrealized appreciation (depreciation)	7,316,861
Undistributed ordinary income	1,015,909
Undistributed long-term capital gain	327,694
Total Distributable earnings	$ 8,660,464
Cost for federal income tax purposes	$ 240,532,472

The tax character of distributions paid was as follows:

	January 31, 2003	April 10, 2001 (commencement of operations) to January 31, 2002
Ordinary Income	$ 9,465,143	$ 3,750,438
Long-term Capital Gains	273,379	-
Total	$ 9,738,522	$ 3,750,438

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.

5. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded certain levels of average net assets. During the period, these levels ranged from between .10% and .25%. The expense limitation in effect at period end was .25%. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $756,635.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $4,296, $85,383 and $11,719, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Devonshire Trust and Shareholders of Spartan Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Tax-Free Bond Fund (the Fund), a fund of Fidelity Devonshire Trust, including the portfolio of investments, as of January 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Tax-Free Bond Fund as of January 31, 2003, and the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Tax-Free Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (60)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Tax-Free Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Name, Age; Principal Occupation
Christine J. Thompson (44)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 2001

Secretary of Spartan Tax-Free Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Tax-Free Bond. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Tax-Free Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 2001

Assistant Vice President of Spartan Tax-Free Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Tax-Free Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 2001 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Tax-Free Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Tax-Free Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Tax-Free Bond Fund voted to pay on March 10, 2003, to shareholders of record at the opening of business on March 7, 2003, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities .

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

During fiscal year ended 2003, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.000
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.000
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.000
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.000
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.000
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.000
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.000
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.000
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.000
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.000
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.000
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

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Fidelity®

Utilities

Fund

Annual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Equity markets got off to a fine start in the early weeks of 2003, then pulled back sharply on war fears and concerns about the pace of the economy. While the vast majority of 2003 is still before us, January's decline disappointed investors hoping to avoid a fourth straight down year for stocks. In the debt markets, corporates and high-yield bonds have been the best performers in recent months.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities	-24.34%	-22.18%	62.80%
S&P 500 ®	-23.02%	-6.48%	135.93%
Russell 3000® Utilities	-27.46%	-28.39%	45.74%
Utility Funds Average	-21.65%	-11.23%	62.30%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks - and the Russell 3000® Utilities Index - a market capitalization-weighted index comprised of over 200 utility stocks that are included in the Russell 3000 Index. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Utilities	-24.34%	-4.89%	4.99%
S&P 500	-23.02%	-1.33%	8.96%
Russell 3000 Utilities	-27.46%	-6.46%	3.84%
Utility Funds Average	-21.65%	-2.52%	4.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1993. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Russell 3000 Utilities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A new year brings new hope, and the hope many investors are clinging to for 2003 is a reversal of three consecutive annual declines for the equity markets. Unfortunately, January did little to stoke those wishes, as strong gains in the first few weeks of the month were wiped out by fears of war with Iraq. That theme - hope followed by disenchantment - was played out often during the 12-month period that ended January 31, 2003. An uncertain economy, capacity that outstripped demand, weak capital spending and poor corporate earnings - many of the same issues that have dogged stocks since the start of the new millennium - continued to be problematic during the past year. Add the recent corporate governance scandals and geopolitical tensions and you have the weakest year for equities in decades. Although we saw a strong rally in October and November, it only tempered the losses of the market's major equity benchmarks. For the 12-month period overall, the large-cap-oriented Standard & Poor's 500SM Index dropped 23.02%, while the NASDAQ Composite® Index, with more than half of its assets in the struggling technology sector, fell 31.44%. The Dow Jones Industrial AverageSM - a proxy of performance for 30 blue-chip stocks - managed a relatively better but still negative 17.05% decline.

(Portfolio Manager photograph)
An interview with Martin Zinny, Portfolio Manager of Fidelity Utilities Fund

Q. How did the fund perform, Martin?

A. For the year ending January 31, 2003, the fund fell 24.34%, while the Russell 3000 Utilities Index and the Lipper Inc. utility funds average declined 27.46% and 21.65%, respectively.

Q. How did the market environment sway fund results?

A. Performance suffered on an absolute basis, as nearly every industry in the fund's benchmark - including integrated telecommunication services, electric utilities, cable and wireless services - had a difficult year. Investor confidence in the sector eroded against a backdrop of corporate scandals and rating agency downgrades, which exacerbated the deteriorating business fundamentals induced by a sluggish economy. The most surprising aspect of investing in utility stocks during the period was the level of volatility for a group not commonly known for its extreme price movements.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund beat the index but trail its peer average?

A. After taking over the fund in March, I decreased its telecom weighting in favor of more stable electric and gas utilities. While this defensive posture - along with good security selection - helped versus the index during the first half of the period as telecom stocks lagged, our overexposure to the sector hurt relative to our competitors, many of which run pure electric and gas utility funds. That said, the fund was well-positioned for a second-half recovery in telecom, allowing it to beat 100% of its peers during this time frame.

Q. What was your telecom strategy?

A. I was more selective given my concerns about fundamentals and further downside risk in the sector. As such, we benefited from limiting exposure to long-distance providers, which continued to suffer from pricing pressures and customer switching, especially as local phone companies received long-distance approval. Not owning bankrupt wireline carrier WorldCom helped the most versus the index. Avoiding wireless services also paid off, as declining margins and subscriber growth rates spurred by fierce competition hurt stocks such as Sprint PCS and AT&T Wireless. On the local phone side, we did well by overweighting stronger-performing rural telecom providers, such as Citizens Communications, rather than the regional Bell operating companies (RBOCs) - major components of the index. Still, I maintained sizable stakes in the RBOCs - particularly Verizon - due to their strong cash flows, dominant market positions, entry into long-distance and possible FCC regulatory relief in 2003. However, I felt earnings expectations generally were too high given wireless substitution and increased competition from resellers. I favored the rural telecoms because they were less exposed to these problems, had stronger prospects and more reasonable valuations.

Q. What else drove performance?

A. We benefited from owning mostly regulated utilities - including FirstEnergy and KeySpan - for their high dividend yields and relative stability, while shying away from companies, such as Duke Energy, that invested heavily in unregulated electric power generation and trading operations. Easy access to capital and dreams of above-average growth rates led to overcapacity, which I felt would continue to drive down wholesale power prices and returns on unregulated power plants. Elsewhere, I avoided weak traditional cable TV providers and instead held a sizable out-of-benchmark position in better-performing satellite company EchoStar Communications. On the down side, we held Qwest Communications, which was plagued by high debt burdens, declining telecom pricing and accounting issues. Electric utility AES also suffered from a stretched balance sheet, as well as overpriced acquisitions in Latin America and the U.K. Similarly, energy company TXU fell on a poor-performing U.K. acquisition, while Tyco International was roiled by an accounting scandal, questionable management and liquidity concerns.

Annual Report

Q. What's your outlook?

A. While I expect less volatility in 2003, we should see more separation between the winners and losers in the broader utility space. Overall, I feel the fund is well-set to weather difficult fundamentals by investing in companies with reasonable valuations, strong balance sheets and the ability to grow earnings and cash flow.

Fund Facts

Goal: high total return through a combination of current income and capital appreciation

Fund number: 311

Trading symbol: FIUIX

Start date: November 27, 1987

Size: as of January 31, 2003, more than $788 million

Manager: Martin Zinny, since 2002; research analyst, utilities sector, since 2001; joined Fidelity in 2001

3

Martin Zinny expands on his near-term positioning:

"At period end, I feel the fund has a good blend of stable telecom and utility stocks layered in with some more aggressive names I think will benefit should we get a rebound in the equity markets. While I still expect weak fundamentals in both sectors, I also see opportunities.

"I continue to like the rural telecom providers given their strong cash flows, improved balance sheets and less exposure to weak industry fundamentals. While the RBOCs have some valuation support due to their significant free cash flow generation and the benefits of entry into long-distance, rising competitive pressures may keep a lid on the stocks over the short term. The FCC will set the tone in the coming months by deciding whether or not it will still require the Baby Bells to lease their local lines to competitors at sharp discounts, as required by the Telecommunications Act of 1996.

"The power markets have a significant amount of oversupply that could last another three to five years. Given that, I continue to avoid companies overly exposed to weak wholesale power prices still at risk to supply pressures. At the same time, I'm emphasizing companies that remain focused on their core regulated utility operations, have reasonable growth expectations, a stable dividend and good management teams."

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	10.0	9.7
Citizens Communications Co.	8.1	4.7
FirstEnergy Corp.	6.4	5.9
BellSouth Corp.	6.0	8.9
EchoStar Communications Corp. Class A	5.2	3.3
SBC Communications, Inc.	5.0	6.8
Entergy Corp.	4.8	4.3
Dominion Resources, Inc.	4.5	4.7
FPL Group, Inc.	3.9	3.5
Southern Co.	3.9	3.9
	57.8
Top Industries as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	37.9	44.5
Diversified Telecommunication Services	35.7	37.8
Media	9.4	4.9
Gas Utilities	6.4	6.0
Multi-Utilities & Unregulated Power	5.0	0.7
Asset Allocation (% of fund's net assets)
As of January 31, 2003	As of July 31, 2002
Stocks 96.3%	Stocks 96.1%
Convertible Securities 1.6%	Convertible Securities 2.4%
Short-Term Investments and Net Other Assets 2.1%	Short-Term Investments and Net Other Assets 1.5%

Annual Report

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.4%
Media - 9.4%
Cablevision Systems Corp. - NY Group Class A (a)	250,000	$ 4,353
Comcast Corp.:
Class A (a)	672,003	17,895
Class A (special) (a)	291,200	7,449
EchoStar Communications Corp. Class A (a)	1,587,600	41,198
General Motors Corp. Class H (a)	297,700	3,037
		73,932
INDUSTRIALS - 2.0%
Industrial Conglomerates - 2.0%
Tyco International Ltd.	1,001,300	16,031
TELECOMMUNICATION SERVICES - 37.2%
Diversified Telecommunication Services - 35.7%
ALLTEL Corp.	413,200	19,367
AT&T Corp.	374,577	7,297
BellSouth Corp.	2,082,200	47,433
CenturyTel, Inc.	60,000	1,820
Citizens Communications Co. (a)	6,547,831	64,103
Qwest Communications International, Inc. (a)	5,019,527	22,688
SBC Communications, Inc.	1,619,434	39,579
TeraBeam Networks (c)	9,600	2
Verizon Communications, Inc.	2,059,600	78,837
		281,126
Wireless Telecommunication Services - 1.5%
American Tower Corp. Class A (a)	1,581,900	8,036
AT&T Wireless Services, Inc. (a)	50,000	304
Nextel Communications, Inc. Class A (a)	276,700	3,492
		11,832
TOTAL TELECOMMUNICATION SERVICES		292,958
UTILITIES - 47.7%
Electric Utilities - 36.3%
Ameren Corp.	480,700	18,906
Cinergy Corp.	767,200	24,320
Dominion Resources, Inc.	654,600	35,473
DPL, Inc.	59,200	847
DQE, Inc.	128,200	1,769
DTE Energy Co.	318,200	13,339
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Edison International (a)	160,000	$ 1,973
Entergy Corp.	846,000	37,605
FirstEnergy Corp.	1,620,100	50,547
FPL Group, Inc.	530,100	30,953
Northeast Utilities	1,786,040	25,630
NSTAR	137,000	5,754
Southern Co.	1,092,600	30,779
TXU Corp.	350,000	6,423
Wisconsin Energy Corp.	85,000	2,061
		286,379
Gas Utilities - 6.4%
KeySpan Corp.	700,300	23,810
Kinder Morgan Management LLC	131,334	4,196
Kinder Morgan, Inc.	229,300	10,344
NiSource, Inc.	340,000	6,042
Sempra Energy	263,300	6,346
		50,738
Multi-Utilities & Unregulated Power - 5.0%
AES Corp. (a)	3,212,700	11,148
Equitable Resources, Inc.	666,700	24,788
Reliant Resources, Inc. (a)	100,000	408
SCANA Corp.	73,000	2,241
Westar Energy, Inc.	70,000	781
		39,366
TOTAL UTILITIES		376,483
TOTAL COMMON STOCKS (Cost $984,567)		759,404
Convertible Preferred Stocks - 1.6%

UTILITIES - 1.6%
Electric Utilities - 1.6%
Cinergy Corp. $4.75 PRIDES	61,000	3,268
Dominion Resources, Inc. $4.375	195,000	9,394
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,800)		12,662
Money Market Funds - 4.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.39% (b)	13,816,990	$ 13,817
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	23,585,500	23,586
TOTAL MONEY MARKET FUNDS (Cost $37,403)		37,403
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,034,770)		809,469
NET OTHER ASSETS - (2.7)%		(20,972)
NET ASSETS - 100%		$ 788,497
Security Type Abbreviation
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 36
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $300,873,000 and $512,688,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,000 or 0.0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,172,000. The weighted average interest rate was 1.90%. Interest expense includes $500 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,208,000. The weighted average interest rate was 1.94%. Interest expense includes $500 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At January 31, 2003, the fund had a capital loss carryforward of approximately $662,783,000 of which $406,946,000 and $255,837,000 will expire on January 31, 2010 and 2011, respectively.
The fund intends to elect to defer to its fiscal year ending January 31, 2004 approximately $23,399,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		January 31, 2003

Assets
Investment in securities, at value (including securities loaned of $22,071) (cost $1,034,770) - See accompanying schedule		$ 809,469
Receivable for investments sold		3,211
Receivable for fund shares sold		401
Dividends receivable		3,074
Interest receivable		26
Other receivables		12
Total assets		816,193

Liabilities
Payable for investments purchased	$ 1,439
Payable for fund shares redeemed	2,052
Accrued management fee	367
Other payables and accrued expenses	252
Collateral on securities loaned, at value	23,586
Total liabilities		27,696

Net Assets		$ 788,497
Net Assets consist of:
Paid in capital		$ 1,720,737
Undistributed net investment income		1,954
Accumulated undistributed net realized gain (loss) on investments		(708,894)
Net unrealized appreciation (depreciation) on investments		(225,300)
Net Assets, for 83,494 shares outstanding		$ 788,497
Net Asset Value, offering price and redemption price per share ($788,497 ÷ 83,494 shares)		$ 9.44

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended January 31, 2003

Investment Income
Dividends		$ 26,281
Interest		410
Security lending		48
Total income		26,739

Expenses
Management fee Basic fee	$ 4,542
Performance adjustment	1,717
Transfer agent fees	2,624
Accounting and security lending fees	256
Non-interested trustees' compensation	1
Custodian fees and expenses	23
Registration fees	26
Audit	40
Legal	8
Interest	1
Miscellaneous	23
Total expenses before reductions	9,261
Expense reductions	(370)	8,891
Net investment income (loss)		17,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(274,881)
Change in net unrealized appreciation (depreciation) on investment securities		(49,380)
Net gain (loss)		(324,261)
Net increase (decrease) in net assets resulting from operations		$ (306,413)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2003	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,848	$ 17,998
Net realized gain (loss)	(274,881)	(216,562)
Change in net unrealized appreciation (depreciation)	(49,380)	(313,726)
Net increase (decrease) in net assets resulting from operations	(306,413)	(512,290)
Distributions to shareholders from net investment income	(18,028)	(18,058)
Share transactions Net proceeds from sales of shares	136,154	142,151
Reinvestment of distributions	15,999	16,077
Cost of shares redeemed	(357,689)	(536,332)
Net increase (decrease) in net assets resulting from share transactions	(205,536)	(378,104)
Total increase (decrease) in net assets	(529,977)	(908,452)

Net Assets
Beginning of period	1,318,474	2,226,926
End of period (including undistributed net investment income of $1,954 and undistributed net investment income of $2,134, respectively)	$ 788,497	$ 1,318,474
Other Information Shares
Sold	13,655	9,655
Issued in reinvestment of distributions	1,597	1,152
Redeemed	(35,350)	(36,553)
Net increase (decrease)	(20,098)	(25,746)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended January 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.73	$ 17.22	$ 26.18	$ 24.11	$ 19.62
Income from Investment Operations
Net investment income (loss) B	.19	.16	.10	.15	.35
Net realized and unrealized gain (loss)	(3.28)	(4.49)	(4.24)	5.15	5.78
Total from investment operations	(3.09)	(4.33)	(4.14)	5.30	6.13
Less Distributions
From net investment income	(.20)	(.16)	(.09)	(.18)	(.35)
From net realized gain	-	-	(3.40)	(3.05)	(1.29)
In excess of net realized gain	-	-	(1.33)	-	-
Total distributions	(.20)	(.16)	(4.82)	(3.23)	(1.64)
Net asset value, end of period	$ 9.44	$ 12.73	$ 17.22	$ 26.18	$ 24.11
Total Return A	(24.34)%	(25.22)%	(16.21)%	23.80%	32.60%
Ratios to Average Net Assets C
Expenses before expense reductions	.99%	.94%	.80%	.80%	.85%
Expenses net of voluntary waivers, if any	.99%	.94%	.80%	.80%	.85%
Expenses net of all reductions	.95%	.89%	.78%	.79%	.83%
Net investment income (loss)	1.90%	1.05%	.43%	.61%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$ 788	$ 1,318	$ 2,227	$ 2,973	$ 2,245
Portfolio turnover rate	32%	58%	126%	50%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,642	|
Unrealized depreciation	(286,654)
Net unrealized appreciation (depreciation)	(248,012)
Undistributed ordinary income	1,954
Capital loss carryforward	(662,783)
Cost for federal income tax purposes	$ 1,057,481

The tax character of distributions paid was as follows:

	January 31, 2003	January 31, 2002
Ordinary Income	$ 18,028	$ 18,058

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $410 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $368 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $2.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment:1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Utilities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (60)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Utilities. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Utilities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Utilities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Utilities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Utilities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Utilities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.000
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.000
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.000
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.000
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.000
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.000
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.000
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.000
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.000
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.000
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR U.K.
	# of Votes	% of Votes
Affirmative	311,088,092.10	77.231
Against	34,603,602.48	8.591
Abstain	28,223,270.70	7.006
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.000
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR Far East.
	# of Votes	% of Votes
Affirmative	309,083,103.77	76.733
Against	35,828,668.66	8.895
Abstain	29,003,192.85	7.200
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.000
PROPOSAL 8
To change the fund from a diversified fund to a non-diversified fund.
	# of Votes	% of Votes
Affirmative	301,381,849.21	74.821
Against	48,715,418.34	12.094
Abstain	23,817,697.73	5.913
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	301,863,427.15	74.941
Against	45,527,933.07	11.303
Abstain	26,523,605.06	6.585
Broker Non-Votes	28,887,450.13	7.171
TOTAL	402,802,415.41	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	298,754,934.41	74.169
Against	48,598,475.39	12.065
Abstain	26,561,555.48	6.594
Broker Non-Votes	28,887,450.13	7.172
TOTAL	402,802,415.41	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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1-800-544-5555

Press

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2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
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Annual Report

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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UIF-ANN-0303 340523
1.700458.105

Fidelity®

Real Estate Investment

Portfolio

Annual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Equity markets got off to a fine start in the early weeks of 2003, then pulled back sharply on war fears and concerns about the pace of the economy. While the vast majority of 2003 is still before us, January's decline disappointed investors hoping to avoid a fourth straight down year for stocks. In the debt markets, corporates and high-yield bonds have been the best performers in recent months.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Real Estate Investment	3.11%	21.27%	139.33%
S&P 500 ®	-23.02%	-6.48%	135.93%
Wilshire® Real Estate Securities	-0.59%	16.63%	134.92%
Real Estate Funds Average	1.44%	14.69%	122.44%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks - and the performance of the Wilshire® Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts (REITs) and real estate operating companies (REOCs). You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Real Estate Investment	3.11%	3.93%	9.12%
S&P 500	-23.02%	-1.33%	8.96%
Wilshire Real Estate Securities	-0.59%	3.13%	8.92%
Real Estate Funds Average	1.44%	2.73%	8.18%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Real Estate Investment Portfolio on January 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index and the Wilshire Real Estate Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A new year brings new hope, and the hope many investors are clinging to for 2003 is a reversal of three consecutive annual declines for the equity markets. Unfortunately, January did little to stoke those wishes, as strong gains in the first few weeks of the month were wiped out by fears of war with Iraq. That theme - hope followed by disenchantment - was played out often during the 12-month period that ended January 31, 2003. An uncertain economy, capacity that outstripped demand, weak capital spending and poor corporate earnings - many of the same issues that have dogged stocks since the start of the new millennium - continued to be problematic during the past year. Add the recent corporate governance scandals and geopolitical tensions and you have the weakest year for equities in decades. Although we saw a strong rally in October and November, it only tempered the losses of the market's major equity benchmarks. For the 12-month period overall, the large-cap-oriented Standard & Poor's 500SM Index dropped 23.02%, while the NASDAQ Composite® Index, with more than half of its assets in the struggling technology sector, fell 31.44%. The Dow Jones Industrial AverageSM - a proxy of performance for 30 blue-chip stocks - managed a relatively better but still negative 17.05% decline.

(Portfolio Manager photograph)
An interview with Steve Buller, Portfolio Manager of Fidelity Real Estate Investment Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending January 31, 2003, the fund returned 3.11%, outperforming the -0.59% return for the Wilshire Real Estate Securities Index. During the same period, the real estate funds average tracked by Lipper Inc. returned 1.44%, while the Standard & Poor's 500 Index fell 23.02%.

Q. Why did the fund handily outperform the Wilshire index?

A. Maintaining a low exposure to hotel/lodging stocks was helpful because demand for rooms continued to be sluggish and the group significantly underperformed every other area of the real estate sector. Hotel occupancy rates stabilized recently, but that's largely because the companies cut prices to attract customers, resulting in lower earnings. Overweighting companies that manage retail shopping malls, such as General Growth Properties and Simon Property Group, also worked out well for the fund. Mall companies were the best-performing stocks within the sector, primarily because demand for retail space remained strong as merchandizing chains looked to grow their businesses by opening new stores. Elsewhere, owning a higher percentage of industrial real estate investment trust (REIT) stocks, including top-performing holdings ProLogis and Duke Realty, was helpful. I've always felt this group offered the best risk-adjusted return potential because it tends to react favorably the quickest to changes in the supply and demand of space. In addition to being on the right side of these three sector-allocation decisions, the fund benefited from having a better-performing mix of stocks in each area.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Industrial REITs were the fund's largest overweighting relative to the index. Can you elaborate on this position?

A. Although the industrial group was plagued by lower occupancy rates, many of the most successfully managed REITs happen to be in this category. Managers at these firms have been able to add value to the company's profits above and beyond the typical earnings that may come from owning and leasing space. For example, some of these better-run companies, such as ProLogis, often generate additional fee revenue by attracting institutional capital and investing those funds with their own capital to purchase industrial real estate. Given the challenging economic backdrop, I felt any incremental profit growth could enhance stock returns.

Q. What else was on your mind?

A. During the past couple of months, I was looking to get more aggressive by buying in certain areas, such as the hotel/lodging, apartment and office categories, that typically outperform in a stronger economic environment. By and large, the valuation differentials between these groups and those of less economically sensitive groups that the fund had focused on lately were quite attractive. I began nudging the fund in this direction, but I was slow to commit fully to this stance because the fundamentals in these groups were among the sector's weakest.

Q. Were there any disappointments?

A. My stock picking in the office category could've been better. Our collective holdings in office REITs fell 6.6%, while those in the index declined 3.9%. More specifically, the fund's largest holding, Equity Office Properties Trust, fell roughly 11% and turned out to be our biggest detractor. The fund also lost ground by not owning Brookfield Properties, which rose more than 16%.

Q. What can shareholders expect from real estate stocks in 2003?

A. During the poor equity market environment of the past three years, real estate stocks benefited from being perceived as a good defensive investment due to their high dividend yields and more-attractive fundamentals. As long as this trend continues and equity investors continue to have lower expectations, the outlook for the sector remains positive. Shareholders should be aware that, if consistent evidence shows that the economy is on the mend, real estate stocks could lag the broader equity market, since investors may be willing to adopt more risk in their portfolios. Should I determine that an economic turning point is at hand, it's very likely that I'll focus on more economically sensitive property types.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: above-average income and long-term capital growth by investing mainly in the equity securities of companies in the real estate industry

Fund number: 303

Trading symbol: FRESX

Start date: November 17, 1986

Size: as of January 31, 2003, more than $1.7 billion

Manager: Steve Buller, since 1998; manager, Fidelity Advisor Real Estate Fund, since 2002; associate portfolio manager, Fidelity Real Estate Investment Portfolio, 1997-1998; joined Fidelity in 1992

3

Steve Buller on the value of dividend yields:

"A key reason why real estate stocks outperformed the broader equity market this period, as well as the past three-, five- and 10-year periods, was the presence of a strong dividend yield. Real estate investment trusts (REITs) produced an annual dividend yield of about 7% during the past 12 months - an added value to total return that attracted a lot of new demand for these securities. As the economic slowdown curtailed revenue throughout the corporate world, forcing companies to cut costs in search of profitability, most stocks tumbled. Due to the contractual nature of the real estate business, the revenues of companies are generally less sensitive to the ups and downs of the broader economy. In addition to maintaining generally stronger fundamentals relative to the rest of corporate America, the prospect of a 7% dividend sweetened the attractiveness of real estate securities. Our research on the real estate sector currently forecasts flat earnings growth for the remainder of 2003. That's not encouraging. However, should the economy fail to improve and real estate fundamentals slip further, the group's solid dividend yield could continue to play a key role in its performance."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Office Properties Trust	7.4	7.5
ProLogis Trust	6.8	6.0
Apartment Investment & Management Co. Class A	6.6	5.8
CenterPoint Properties Trust (SBI)	5.2	4.4
Duke Realty Corp.	4.4	4.2
Equity Residential (SBI)	4.0	5.0
Simon Property Group, Inc.	4.0	5.9
Starwood Hotels & Resorts Worldwide, Inc. unit	3.4	3.5
General Growth Properties, Inc.	3.2	3.8
Archstone-Smith Trust	3.0	3.0
	48.0
Top Five REIT Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	26.2	25.9
REITs - Apartments	17.9	16.4
REITs - Office Buildings	14.9	16.3
REITs - Malls	13.6	17.1
REITs - Shopping Centers	9.0	8.0
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks 95.6%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	2.3%	** Foreign investments	2.3%

Annual Report

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1) (000s)
HOTELS, RESTAURANTS & LEISURE - 3.4%
Hotels, Resorts & Cruise Lines - 3.4%
Starwood Hotels & Resorts Worldwide, Inc. unit	2,499,000	$ 58,602
REAL ESTATE - 92.2%
Real Estate Management & Development - 6.7%
Boardwalk Equities, Inc. (c)	3,995,400	37,549
Boardwalk Equities, Inc. (d)	254,100	2,388
Catellus Development Corp. (a)	2,616,900	51,736
CR Leasing & Development, Inc.:
Class A (e)	46	0
Class B (non-vtg.) (e)	216	0
Forest City Enterprises, Inc. Class A	202,500	6,713
The St. Joe Co.	572,900	16,351
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		114,737
REITs - Apartments - 17.9%
Apartment Investment & Management Co. Class A	3,143,720	114,274
Archstone-Smith Trust	2,336,100	51,861
AvalonBay Communities, Inc.	1,223,568	45,027
Camden Property Trust (SBI)	330,200	10,401
Equity Residential (SBI)	2,810,824	68,697
Home Properties of New York, Inc.	556,100	18,179
TOTAL REITS - APARTMENTS		308,439
REITs - Hotels - 2.9%
Hospitality Properties Trust (SBI)	956,500	30,991
Host Marriott Corp. (a)	2,289,700	18,661
TOTAL REITS - HOTELS		49,652
REITs - Industrial Buildings - 26.2%
AMB Property Corp. (SBI)	1,752,700	48,462
CenterPoint Properties Trust (SBI) (c)	1,611,974	89,062
Duke Realty Corp.	3,038,434	76,113
First Industrial Realty Trust, Inc.	431,600	11,718
Liberty Property Trust (SBI)	1,670,700	50,104
Plum Creek Timber Co., Inc.	406,000	8,859
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Industrial Buildings - continued
ProLogis Trust	4,683,566	$ 116,387
Public Storage, Inc.	1,599,900	49,517
TOTAL REITS - INDUSTRIAL BUILDINGS		450,222
REITs - Malls - 13.6%
CBL & Associates Properties, Inc.	1,051,098	40,415
Crown American Realty Trust (SBI)	757,700	6,857
General Growth Properties, Inc.	1,127,900	55,831
Mills Corp.	548,000	15,344
Simon Property Group, Inc.	2,077,960	67,949
Taubman Centers, Inc.	577,300	9,445
The Rouse Co.	1,176,600	37,334
TOTAL REITS - MALLS		233,175
REITs - Management/Investment - 0.2%
Keystone Property Trust (SBI)	185,800	3,038
REITs - Mobile Home Parks - 0.8%
Manufactured Home Communities, Inc.	232,500	6,608
Sun Communities, Inc.	192,800	6,700
TOTAL REITS - MOBILE HOME PARKS		13,308
REITs - Office Buildings - 14.9%
Boston Properties, Inc.	1,324,900	47,564
Corporate Office Properties Trust (SBI)	666,300	9,395
Cousins Properties, Inc.	511,100	12,343
Crescent Real Estate Equities Co.	503,500	7,547
Crocker Realty, Inc.:
Class A (e)	1,497	5
Class B (non-vtg.) (e)	1,521,600	5,082
Equity Office Properties Trust	5,287,990	126,593
Mack-Cali Realty Corp.	413,300	11,779
Reckson Associates Realty Corp.	741,300	15,123
Shurgard Storage Centers, Inc. Class A	479,000	14,322
SL Green Realty Corp.	210,100	6,349
TOTAL REITS - OFFICE BUILDINGS		256,102
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Shopping Centers - 9.0%
Developers Diversified Realty Corp.	1,055,900	$ 23,673
Federal Realty Investment Trust (SBI)	992,100	27,818
Pan Pacific Retail Properties, Inc.	1,153,700	42,225
Regency Centers Corp.	451,000	14,288
Vornado Realty Trust	1,357,400	46,830
TOTAL REITS - SHOPPING CENTERS		154,834
TOTAL REAL ESTATE		1,583,507
TOTAL COMMON STOCKS (Cost $1,537,723)		1,642,109
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 1.39% (b)	72,824,809	72,825
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	16,083,800	16,084
TOTAL MONEY MARKET FUNDS (Cost $88,909)		88,909
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,626,632)		1,731,018
NET OTHER ASSETS - (0.8)%		(13,143)
NET ASSETS - 100%		$ 1,717,875
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,388,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
CR Leasing & Development, Inc. Class A	11/19/97	$ 0
CR Leasing & Development, Inc. Class B (non-vtg.)	11/19/97	$ 2
Crocker Realty, Inc. Class A	11/19/97	$ 15
Crocker Realty, Inc. Class B (non-vtg.)	11/19/97 - 12/28/98	$ 15,215
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,087,647,000 and $496,838,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $69,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,087,000 or 0.3% of net assets.

Income Tax Information
The fund hereby designates approximately $32,132,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)3		January 31, 2003

Assets
Investment in securities, at value (including securities loaned of $15,623) (cost $1,626,632) - See accompanying schedule		$ 1,731,018
Receivable for investments sold		3,942
Receivable for fund shares sold		3,170
Dividends receivable		3,268
Interest receivable		84
Redemption fees receivable		2
Total assets		1,741,484

Liabilities
Payable for investments purchased	$ 3,188
Payable for fund shares redeemed	3,230
Accrued management fee	832
Other payables and accrued expenses	275
Collateral on securities loaned, at value	16,084
Total liabilities		23,609

Net Assets		$ 1,717,875
Net Assets consist of:
Paid in capital		$ 1,629,773
Distributions in excess of net investment income		(21,010)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,726
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,386
Net Assets, for 96,072 shares outstanding		$ 1,717,875
Net Asset Value, offering price and redemption price per share ($1,717,875 ÷ 96,072 shares)		$ 17.88

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands 3		Year ended January 31, 2003

Investment Income
Dividends (including $3,389 received from affiliated issuers)		$ 64,425
Interest		1,267
Security lending		33
Total income		65,725

Expenses
Management fee	$ 9,451
Transfer agent fees	3,918
Accounting and security lending fees	363
Non-interested trustees' compensation	6
Custodian fees and expenses	76
Registration fees	85
Audit	36
Legal	9
Miscellaneous	157
Total expenses before reductions	14,101
Expense reductions	(456)	13,645
Net investment income (loss)		52,080
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $139 on sales of investments in affiliated issuers)	9,585
Foreign currency transactions	5
Total net realized gain (loss)		9,590
Change in net unrealized appreciation (depreciation) on: Investment securities	(56,303)
Total change in net unrealized appreciation (depreciation)		(56,303)
Net gain (loss)		(46,713)
Net increase (decrease) in net assets resulting from operations		$ 5,367

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2003	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,080	$ 50,617
Net realized gain (loss)	9,590	74,524
Change in net unrealized appreciation (depreciation)	(56,303)	(36,059)
Net increase (decrease) in net assets resulting from operations	5,367	89,082
Distributions to shareholders from net investment income	(65,498)	(46,116)
Distributions to shareholders from net realized gain	(34,005)	(54,751)
Total distributions	(99,503)	(100,867)
Share transactions Net proceeds from sales of shares	1,067,549	554,930
Reinvestment of distributions	93,255	93,421
Cost of shares redeemed	(615,391)	(401,812)
Net increase (decrease) in net assets resulting from share transactions	545,413	246,539
Redemption fees	1,050	726
Total increase (decrease) in net assets	452,327	235,480

Net Assets
Beginning of period	1,265,548	1,030,068
End of period (including distributions in excess of net investment income of $21,010 and undistributed net investment income of $7,123, respectively)	$ 1,717,875	$ 1,265,548
Other Information Shares
Sold	55,811	29,394
Issued in reinvestment of distributions	4,966	5,112
Redeemed	(33,230)	(21,672)
Net increase (decrease)	27,547	12,834

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended January 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.47	$ 18.50	$ 14.59	$ 15.21	$ 20.11
Income from Investment Operations
Net investment income (loss) B	.60	.85	.77	.62	.75
Net realized and unrealized gain (loss)	- D	.78	3.85	(.55)	(4.48)
Total from investment operations	.60	1.63	4.62	.07	(3.73)
Distributions from net investment income	(.77)	(.78)	(.73)	(.69)	(.78)
Distributions from net realized gain	(.43)	(.89)	-	-	(.27)
Distributions in excess of net realized gain	-	-	-	-	(.13)
Total distributions	(1.20)	(1.67)	(.73)	(.69)	(1.18)
Redemption fees added to paid in capital B	.01	.01	.02	-	.01
Net asset value, end of period	$ 17.88	$ 18.47	$ 18.50	$ 14.59	$ 15.21
Total Return A	3.11%	9.20%	32.37%	.43%	(18.98)%
Ratios to Average Net Assets C
Expenses before expense reductions	.87%	.84%	.86%	.90%	.89%
Expenses net of voluntary waivers, if any	.87%	.84%	.86%	.90%	.89%
Expenses net of all reductions	.84%	.79%	.82%	.88%	.86%
Net investment income (loss)	3.21%	4.54%	4.58%	4.06%	4.23%
Supplemental Data
Net assets, end of period (in millions)	$ 1,718	$ 1,266	$ 1,030	$ 699	$ 1,084
Portfolio turnover rate	32%	71%	71%	32%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and /or realized gain. The year ended January 31, 2003 reflects a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate had no impact on the fund's net assets. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 196,660	|
Unrealized depreciation	(108,297)
Net unrealized appreciation (depreciation)	88,363
Undistributed ordinary income	4,344
Undistributed long-term capital gain	275
Total Distributable earnings	$ 92,982
Cost for federal income tax purposes	$ 1,642,655

The tax character of distributions paid was as follows:

	January 31, 2003	January 31, 2002
Ordinary Income	$ 68,026	$ 46,116
Long-term Capital Gains	31,477	54,751
Total	$ 99,503	$ 100,867

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,223 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $441 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $15.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Boardwalk Equities, Inc.	$ 6,887	$ -	$ 86	$ 37,549
CenterPoint Properties Trust (SBI)	24,170	1,461	3,303	89,062
TOTALS	$ 31,057	$ 1,461	$ 3,389	$ 126,611

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate Investment Portfolio (a fund of Fidelity Devonshire Trust) at January 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate Investment Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate Investment (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (60)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Real Estate Investment. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (35)

Year of Election or Appointment: 2000

Vice President of Real Estate Investment. Mr. Buller is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Real Estate Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Real Estate Investment. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Real Estate Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Real Estate Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Real Estate Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Real Estate Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum numbers of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.00
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.00
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.00
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.00
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.00
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.00
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.00
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.00
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.00
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.00
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.00
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.00
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc.
	# of Votes	% of Votes
Affirmative	735,814,222.18	81.308
Against	53,207,613.44	5.879
Abstain	49,346,445.61	5.453
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc.
	# of Votes	% of Votes
Affirmative	733,024,725.00	81.000
Against	55,655,125.32	6.150
Abstain	49,688,430.91	5.490
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	719,800,532.92	79.538
Against	70,974,448.00	7.843
Abstain	47,593,300.31	5.259
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	710,726,168.04	78.536
Against	79,010,070.56	8.730
Abstain	48,632,042.63	5.374
Broker Non-Votes	66,603,061.99	7.360
TOTAL	904,971,343.22	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

REA-ANN-0303 340242
1.700141.105

Fidelity® Structured Large Cap Value

Fidelity Structured Mid Cap Value

Fidelity Structured Large Cap Growth

Fidelity Structured Mid Cap Growth

Funds

Annual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>

Fidelity Structured Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's 500, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Equity markets got off on the wrong foot in the first month of the new year, something investors hoped to avoid in 2003 after three straight years of market declines. For the 12 months ending January 31, 2003, pretty much every well-known major equity benchmark in the United States delivered a double-digit negative return. In fact, 2002 was the worst year for equities since the 1970s. There was some hope late in the period, as stocks rallied sharply in October and November. Whether that performance is indicative of gradual improvement or just another false dawn to a market recovery is unclear, and conflicting signals make it difficult to gauge. For instance, the final three months of 2002 was the worst quarter for consumer spending since 1993. On the other hand, business spending during the same period was its best since the third quarter of 2000. Casting further shadows on the stock market is the uncertainty of a war with Iraq, which has delayed corporate spending and hindered investor confidence, while driving stocks back down in December and January.

As to the 12-month period overall, the large-cap-oriented Standard & Poor's 500SM Index dropped 23.02%, while the blue-chips' proxy Dow Jones Industrial AverageSM slid 17.05%. The technology-heavy NASDAQ Composite® Index was particularly hard hit, falling 31.44% over the past year. Of the seven major market sectors with a corresponding Goldman Sachs performance benchmark, none managed a positive gain; in fact, each suffered a double-digit loss. As has been the case for the past few years, value continued to outperform growth, but the recent performance advantage of smaller-cap stocks versus larger-caps narrowed significantly.

Turning to individual market sectors, a number of factors held back the consumer industries sector during the past year, particularly in the second half. A strong rally in technology and telecommunication services made investors slightly less risk averse toward the end of the period; thus, some investors abandoned the consumer sector to chase the riskier segments of the market. Weak holiday sales figures and a drop in consumer confidence hurt retailers, a significant component of the sector.

The cyclical industries sector also depreciated significantly. Airline stocks continued to be hurt by a slowdown in business travel, which contributed to the Chapter 11 filing of United Airlines. Despite relatively strong sales, automakers saw their stock prices decline, as many investors believed that aggressive incentive programs would hurt the profit margins of these manufacturers in the long run. Defense stocks also retreated. Congress' approval of a $355 billion spending bill and the endorsement of a war resolution that allows the U.S. to move against Iraq without consent of the United Nations would seem to be a positive for the defense industry. Unfortunately, it was overwhelmed by speculation that pension liabilities could trim the earnings for defense companies - an issue that also hampered the automakers.

A favorable interest rate environment was the primary contributor to the financial services sector's outperformance of the broader market as measured by the S&P 500®. In fact, it was the best-performing sector of the year. Widening margins on loans helped traditional lenders perform well, although they stumbled somewhat late in the period on fears that consumer loan growth would slow as the economy weakened. Transaction-based companies, such as brokerage houses, continued to take a hit given the weak capital markets. Insurance stocks were mixed. Some insurance firms struggled with asbestos liability claims, while others benefited from renewed pricing strength in the industry. Consumer lending companies did well, as home refinancing activity remained strong throughout the period.

Performance was mixed in the health care sector. It had a solid second half of the period, but fared dismally in the first half and was down nearly 20% for the year overall according to the Goldman Sachs Health Care Index. A number of pharmaceutical stocks rebounded after being hammered by a combination of factors, including patent expirations on high-profile drugs, generic competition, weak product pipelines and a somewhat restrictive regulatory environment. Health care equipment was one of the sector's better-performing areas, in large part due to the launch of promising new products such as drug-coated stents and cardio-rhythm management devices.

The natural resources sector outpaced the market overall, but it, too, had a negative return. Gold continued to be the sector's best performer, and the price of the precious metal hit a five-year high during the period. Energy, which makes up approximately 75% of the natural resources sector, detracted from returns. Although natural gas and oil prices rose steadily - typically a positive catalyst for energy stocks - many felt the prices were artificially inflated due to the fears of war with Iraq. As a result, energy stock prices decoupled from energy prices and trended lower amid the uncertainty.

A big two-month rebound in technology stocks had investors excited during October and November 2002, but it wasn't enough to overcome losses in the months leading up to or following the rally. While the upward bounce helped the sector outperform the broader market during the second half of the period, technology finished the year as the worst-performing sector. The rally was prompted by brighter news on the economic front, sparking enthusiasm and expectations for a return to tech stocks. But it soon became apparent that real economic strength, corporate earnings and end-demand just weren't there yet, and the sector's prospects dimmed in December and January.

Despite losing approximately 30% during the past 12 months, the utilities/telecommunications sector had the only positive return among the Goldman Sachs' industry benchmarks for the second half of the period. All of the sector's positive momentum occurred in the fourth quarter of 2002. In that time, telecommunication services stocks posted their first quarterly gain since 1999, as investors focused on the potential upside of the telecom industry's beaten-down valuations. Meanwhile, utilities stocks posted a positive quarterly return for only the second time in two years.

Annual Report

Fidelity Structured Large Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity® Structured Large Cap Value	-18.92%	-17.47%
Russell 1000® Value	-16.93%	-15.76%
Growth Funds Average	-25.14%	n/a*
Large Cap Value Funds Average	-20.58%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Value - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity® Structured Large Cap Value	-18.92%	-14.66%
Russell 1000® Value	-16.93%	-13.21%
Growth Funds Average	-25.14%	n/a*
Large Cap Value Funds Average	-20.58%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates averages annual returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Structured Large Cap Value Fund on November 15, 2001. The chart shows what the value of your investment would have been, and also shows how the Russell 1000 Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Structured Large Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Large Cap Value Fund

Q. How did the fund perform, Bob?

A. During the 12-month period ending January 31, 2003, the fund was down 18.92%. In comparison, the Russell 1000 Value Index fell 16.93% and the growth funds average tracked by Lipper Inc. declined 25.14%.

Q. Why did the fund underperform its index?

A. There was a six-week stretch beginning in late October when the market's riskier stocks - meaning those with high price-to-earnings multiples, slow earnings growth and overall poor fundamentals - outperformed all other equities. These lesser-quality stocks were among the lowest-priced stocks, having been punished the most during the past few years. It was a very peculiar rally because there were no obvious fundamental catalysts behind the move. This rally displayed the highest negative correlation between stock fundamentals and market returns in more than 30 years. My positioning of the fund throughout the year was in stocks that I felt had the best combination of attractive fundamentals and reasonable valuations in the large-cap value universe. Unfortunately, we paid a penalty for it during this period. We found ourselves on the wrong side of the market's driving forces during this fourth-quarter market event, and the fund failed to recover by the end of the period. As for the fund's performance relative to its peer group, our emphasis on value-oriented stocks proved beneficial, as these tended to outperform growth-oriented stocks emphasized by many of our competitors.

Q. What specific areas hurt the fund's relative return the most?

A. The fund lost a significant amount of ground in the technology sector, where several of the more speculative and unloved tech hardware and equipment stocks - where the fund was underexposed - bounced unexpectedly in the fourth quarter. Based on our internal research, I emphasized semiconductor stocks, such as Texas Instruments and Micron Technology that were highly rated by our analysts, but which performed poorly relative to the rest of the tech sector during this period. Owning a higher percentage of certain defense stocks, such as Northrop Grumman and Lockheed Martin, also hindered the fund's relative return, as these stocks cooled off late in the period after a strong rally earlier in 2002. Elsewhere, large positions in two integrated oil companies - ConocoPhillips and ChevronTexaco - hurt the fund's relative performance, as merger integration issues and supply/demand uncertainty hurt both stocks. Finally, our stock selection in the industrial sector could've been better. As it turned out, the analysts and I were a little too optimistic about the timing of an economic recovery. Consequently, the fund was positioned too early and too heavily in economically sensitive capital goods and retail stocks, such as heating and air conditioning maker York International, electronics retailer Circuit City and Tropical Sportswear.

Q. What strategies worked out well?

A. Our stock picking in the utilities sector was quite good on a relative basis, as our collective holdings outperformed those in the index by more than 12 percentage points. Given a glut of electric power, we felt it was best to stay away from utilities that were continuing to build and generate power that would have to be sold on the open market. Therefore, avoiding stocks such as El Paso Energy, Williams and Duke Energy - all of which fell sharply - was helpful. At the same time, we overweighted domestic utilities, such as positive contributors Sempra Energy and Ameren, whose businesses were helped by positive regulatory climates and which had little exposure to the open pricing market. Our stock selection within the banking and insurance sectors also enhanced the fund's relative return. Highlights included our overweightings in large banks, such as Bank of America and Wells Fargo, as well as smaller niche companies that benefited from growing deposits, such as Commerce Bancorp and Huntington Bancshares. Among insurance holdings, AFLAC was a standout due to strong gains in policy pricing. Shareholders should be aware that not all the stocks I've mentioned were held at the end of the period.

Q. What's your outlook for large-cap value stocks, Bob?

A. Value investing has outperformed growth momentum styles during the past few years, and that trend could continue. I see very little research to suggest that the universe of attractively valued large-cap stocks is drying up. In terms of the group's relative performance to growth stocks during the past year, nothing in my ongoing quantitative research suggests that we're on the verge of turning in favor of growth stocks. There are a lot of value-oriented industries, including insurance, utilities and consumer goods, that are capable of generating earnings growth and attractive dividend yields in a slow-growing economic environment. Going forward, however, I'll continue to work closely with our analysts to try to detect any inflection points in economic sentiment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 708

Trading symbol: FSLVX

Start date: November 15, 2001

Size: as of January 31, 2003, more than $15 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, since 1987; joined Fidelity in 1985

3

Annual Report

Fidelity Structured Large Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.5	4.7
Citigroup, Inc.	4.1	3.4
Bank of America Corp.	3.6	3.0
American International Group, Inc.	3.0	3.6
Verizon Communications, Inc.	2.9	2.1
ChevronTexaco Corp.	2.3	2.7
SBC Communications, Inc.	2.1	0.6
Wachovia Corp.	2.1	1.3
Bank One Corp.	2.0	2.0
J.P. Morgan Chase & Co.	1.7	2.2
	29.3
Top Five Market Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.8	31.2
Consumer Discretionary	11.9	11.4
Industrials	10.2	10.2
Energy	9.3	10.5
Utilities	7.6	6.3
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks 99.6%		Stocks 96.1%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	0.6%	** Foreign investments	0.5%

Annual Report

Fidelity Structured Large Cap Value Fund

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.1%
Keystone Automotive Industries, Inc. (a)	1,300	$ 21,060
Automobiles - 0.5%
General Motors Corp.	2,000	72,660
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	9,810	139,694
Household Durables - 1.6%
Applica, Inc. (a)	1,600	7,072
Centex Corp.	1,530	80,968
Pulte Homes, Inc.	860	42,983
Snap-On, Inc.	3,240	82,620
Whirlpool Corp.	600	31,182
		244,825
Leisure Equipment & Products - 0.7%
SCP Pool Corp. (a)	3,700	102,601
Media - 6.2%
AOL Time Warner, Inc. (a)	10,000	116,600
Cablevision Systems Corp. - NY Group Class A (a)	3,100	53,971
Clear Channel Communications, Inc. (a)	4,060	162,725
Comcast Corp.:
Class A (a)	5,758	153,336
Class A (special) (a)	3,780	96,692
Fox Entertainment Group, Inc. Class A (a)	2,730	75,430
Getty Images, Inc. (a)	800	23,400
Lamar Advertising Co. Class A (a)	1,000	34,780
Liberty Media Corp. Class A (a)	4,000	39,880
Omnicom Group, Inc.	1,350	81,405
Viacom, Inc. Class B (non-vtg.) (a)	3,200	123,360
		961,579
Multiline Retail - 0.3%
Big Lots, Inc. (a)	2,000	25,000
Saks, Inc. (a)	2,800	24,808
		49,808
Specialty Retail - 1.6%
Borders Group, Inc. (a)	2,000	30,300
CDW Computer Centers, Inc. (a)	600	26,454
Limited Brands, Inc.	8,300	104,497
Office Depot, Inc. (a)	3,000	40,050
PETCO Animal Supplies, Inc.	900	18,909
Too, Inc. (a)	1,900	31,635
		251,845
Textiles Apparel & Luxury Goods - 0.0%
Tropical Sportswear International Corp. (a)	1,300	6,045
TOTAL CONSUMER DISCRETIONARY		1,850,117

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.4%
Food & Drug Retailing - 1.5%
CVS Corp.	7,200	$ 162,864
Safeway, Inc. (a)	2,700	63,990
		226,854
Food Products - 1.7%
Dean Foods Co. (a)	4,400	170,808
Hershey Foods Corp.	200	12,900
Hormel Foods Corp.	300	6,753
Kraft Foods, Inc. Class A	2,360	75,166
		265,627
Household Products - 1.4%
Colgate-Palmolive Co.	900	45,819
Procter & Gamble Co.	2,080	177,986
		223,805
Personal Products - 0.6%
Gillette Co.	3,210	95,979
Tobacco - 1.2%
Altria Group, Inc.	4,830	182,912
TOTAL CONSUMER STAPLES		995,177
ENERGY - 9.3%
Energy Equipment & Services - 0.0%
Smith International, Inc. (a)	300	9,552
Oil & Gas - 9.3%
ChevronTexaco Corp.	5,510	354,844
ConocoPhillips	4,447	214,301
Exxon Mobil Corp.	25,300	863,989
Suncor Energy, Inc.	800	13,591
		1,446,725
TOTAL ENERGY		1,456,277
FINANCIALS - 32.8%
Banks - 14.1%
Bank of America Corp.	8,050	563,903
Bank of New York Co., Inc.	3,100	78,430
Bank One Corp.	8,530	311,430
Commerce Bancorp, Inc., New Jersey	700	30,723
Fifth Third Bancorp	1,600	85,360
FleetBoston Financial Corp.	7,190	187,731
Golden West Financial Corp., Delaware	1,100	80,883
Huntington Bancshares, Inc.	3,400	64,498
Sovereign Bancorp, Inc.	12,600	171,612
U.S. Bancorp, Delaware	5,280	111,408
Wachovia Corp.	8,980	323,011
Wells Fargo & Co.	4,110	194,691
		2,203,680
Diversified Financials - 10.2%
Citigroup, Inc.	18,460	634,655
Farmer Mac Class C (non-vtg.) (a)	200	5,222
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	1,460	$ 81,731
Goldman Sachs Group, Inc.	950	64,695
J.P. Morgan Chase & Co.	11,300	263,742
Janus Capital Group, Inc.	1,300	16,497
Lehman Brothers Holdings, Inc.	1,600	87,248
MBNA Corp.	1,500	25,245
Merrill Lynch & Co., Inc.	5,220	182,804
Morgan Stanley	5,880	222,852
		1,584,691
Insurance - 7.4%
Allstate Corp.	6,310	222,049
AMBAC Financial Group, Inc.	510	27,321
American International Group, Inc.	8,780	475,174
Hartford Financial Services Group, Inc.	1,150	47,932
MBIA, Inc.	2,990	122,530
MetLife, Inc.	2,400	64,248
Old Republic International Corp.	2,400	65,136
Radian Group, Inc.	2,300	84,870
Travelers Property Casualty Corp.:
Class A	1,467	23,780
Class B	1,576	25,626
		1,158,666
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	1,800	65,430
Equity Office Properties Trust	2,520	60,329
Equity Residential (SBI)	1,650	40,326
		166,085
TOTAL FINANCIALS		5,113,122
HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.1%
Millipore Corp.	290	9,370
Health Care Providers & Services - 1.1%
HCA, Inc.	800	34,192
HealthSouth Corp. (a)	3,800	14,554
McKesson Corp.	1,100	31,273
UnitedHealth Group, Inc.	1,000	87,900
		167,919
Pharmaceuticals - 3.1%
Abbott Laboratories	1,300	49,556
Bristol-Myers Squibb Co.	3,870	91,293
Merck & Co., Inc.	4,400	243,716

	Shares	Value (Note 1)
Schering-Plough Corp.	5,100	$ 92,361
Wyeth	330	12,880
		489,806
TOTAL HEALTH CARE		667,095
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	300	7,332
Lockheed Martin Corp.	3,020	154,171
Northrop Grumman Corp.	1,660	151,741
Raytheon Co.	1,200	36,108
United Technologies Corp.	660	41,963
		391,315
Air Freight & Logistics - 0.3%
FedEx Corp.	800	42,080
Airlines - 0.4%
Delta Air Lines, Inc.	300	2,742
JetBlue Airways Corp.	1,200	33,960
Northwest Airlines Corp. (a)	2,800	17,556
Southwest Airlines Co.	900	11,745
		66,003
Building Products - 0.7%
American Standard Companies, Inc. (a)	1,070	71,326
Masco Corp.	1,770	32,196
		103,522
Commercial Services & Supplies - 2.3%
Avery Dennison Corp.	2,330	138,845
ChoicePoint, Inc. (a)	1,300	46,800
First Data Corp.	1,100	37,840
InterCept, Inc. (a)	1,380	8,211
Paychex, Inc.	1,300	32,734
Republic Services, Inc. (a)	4,300	88,064
		352,494
Industrial Conglomerates - 0.6%
3M Co.	780	97,149
Machinery - 2.9%
AGCO Corp. (a)	1,500	26,850
Albany International Corp. Class A	3,000	71,010
Illinois Tool Works, Inc.	1,580	96,096
Kennametal, Inc.	740	23,428
Navistar International Corp. (a)	2,280	54,880
Parker Hannifin Corp.	1,670	67,318
Pentair, Inc.	3,200	117,536
		457,118
Road & Rail - 0.5%
CSX Corp.	300	8,409
Union Pacific Corp.	1,300	74,178
		82,587
TOTAL INDUSTRIALS		1,592,268
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.3%
Motorola, Inc.	5,660	$ 45,167
Computers & Peripherals - 1.1%
Apple Computer, Inc. (a)	2,100	30,156
Dell Computer Corp. (a)	300	7,158
EMC Corp. (a)	4,400	33,880
International Business Machines Corp.	1,200	93,876
		165,070
Electronic Equipment & Instruments - 0.6%
Avnet, Inc.	4,000	41,560
Ingram Micro, Inc. Class A (a)	4,800	55,200
		96,760
Semiconductor Equipment & Products - 1.0%
Agere Systems, Inc. Class A (a)	8,580	15,187
Broadcom Corp. Class A (a)	500	6,770
Micron Technology, Inc. (a)	7,300	59,933
Texas Instruments, Inc.	5,100	81,090
		162,980
TOTAL INFORMATION TECHNOLOGY		469,977
MATERIALS - 6.8%
Chemicals - 3.9%
Dow Chemical Co.	4,100	119,146
E.I. du Pont de Nemours & Co.	2,000	75,740
Engelhard Corp.	1,000	20,710
Georgia Gulf Corp.	760	17,898
Lyondell Chemical Co.	3,850	49,319
Millennium Chemicals, Inc.	9,780	103,961
PPG Industries, Inc.	900	43,947
Praxair, Inc.	3,160	172,346
		603,067
Containers & Packaging - 1.1%
Pactiv Corp. (a)	8,500	173,485
Metals & Mining - 1.8%
Alcan, Inc.	2,770	78,553
Alcoa, Inc.	2,560	50,611
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,700	31,909
Phelps Dodge Corp. (a)	3,300	114,015
		275,088
TOTAL MATERIALS		1,051,640
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.9%
ALLTEL Corp.	1,500	70,305
AT&T Corp.	3,560	69,349
BellSouth Corp.	5,810	132,352

	Shares	Value (Note 1)
Qwest Communications International, Inc. (a)	7,400	$ 33,448
SBC Communications, Inc.	13,230	323,341
Verizon Communications, Inc.	11,690	447,493
		1,076,288
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	10,200	61,914
TOTAL TELECOMMUNICATION SERVICES		1,138,202
UTILITIES - 7.6%
Electric Utilities - 5.2%
Ameren Corp.	3,800	149,454
Dominion Resources, Inc.	3,400	184,246
Entergy Corp.	140	6,223
FirstEnergy Corp.	4,850	151,320
FPL Group, Inc.	2,800	163,492
Northeast Utilities	2,910	41,759
Southern Co.	4,150	116,906
		813,400
Gas Utilities - 2.0%
KeySpan Corp.	2,300	78,200
Kinder Morgan, Inc.	1,200	54,132
Sempra Energy	7,500	180,750
		313,082
Multi-Utilities & Unregulated Power - 0.4%
Equitable Resources, Inc.	1,400	52,052
TOTAL UTILITIES		1,178,534
TOTAL COMMON STOCKS (Cost $17,848,953)		15,512,409
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $17,848,953)	15,512,409
NET OTHER ASSETS - 0.4%	69,497
NET ASSETS - 100%	$ 15,581,906
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $22,937,909 and $14,943,403, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $457 for the period.
Income Tax Information
At January 31, 2003, the fund had a capital loss carryforward of approximately $1,080,000 all of which will expire on January 31, 2011.
The fund intends to elect to defer to its fiscal year ending January 31, 2004 approximately $302,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Structured Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003

Assets
Investment in securities, at value (cost $17,848,953) - See accompanying schedule		$ 15,512,409
Cash		21,172
Receivable for investments sold		35,237
Receivable for fund shares sold		10,039
Dividends receivable		22,126
Receivable from investment adviser for expense reductions		42,812
Total assets		15,643,795

Liabilities
Payable for fund shares redeemed	$ 19,321
Accrued management fee	7,469
Other payables and accrued expenses	35,099
Total liabilities		61,889

Net Assets		$ 15,581,906
Net Assets consist of:
Paid in capital		$ 19,482,593
Undistributed net investment income		107
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,564,250)
Net unrealized appreciation (depreciation) on investments		(2,336,544)
Net Assets, for 1,906,152 shares outstanding		$ 15,581,906
Net Asset Value, offering price and redemption price per share ($15,581,906 ÷ 1,906,152 shares)		$ 8.17

Statement of Operations

		Year ended January 31, 2003

Investment Income
Dividends		$ 337,241
Interest		5,960
Total income		343,201

Expenses
Management fee Basic fee	$ 95,555
Performance adjustment	(1,237)
Transfer agent fees	47,597
Accounting fees and expenses	60,321
Non-interested trustees' compensation	58
Custodian fees and expenses	12,931
Registration fees	47,159
Audit	34,995
Legal	58
Miscellaneous	2,901
Total expenses before reductions	300,338
Expense reductions	(105,105)	195,233
Net investment income (loss)		147,968
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,528,580)
Foreign currency transactions	53
Total net realized gain (loss)		(1,528,527)
Change in net unrealized appreciation (depreciation) on investment securities		(2,462,878)
Net gain (loss)		(3,991,405)
Net increase (decrease) in net assets resulting from operations		$ (3,843,437)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2003	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 147,968	$ 9,814
Net realized gain (loss)	(1,528,527)	(35,982)
Change in net unrealized appreciation (depreciation)	(2,462,878)	126,334
Net increase (decrease) in net assets resulting from operations	(3,843,437)	100,166
Distributions to shareholders from net investment income	(148,524)	(8,800)
Share transactions Net proceeds from sales of shares	17,842,538	12,147,093
Reinvestment of distributions	140,835	8,567
Cost of shares redeemed	(10,094,180)	(562,906)
Net increase (decrease) in net assets resulting from share transactions	7,889,193	11,592,754
Redemption fees	554	-
Total increase (decrease) in net assets	3,897,786	11,684,120
Net Assets
Beginning of period	11,684,120	-
End of period (including undistributed net investment income of $107 and undistributed net investment income of $804, respectively)	$ 15,581,906	$ 11,684,120
Other Information Shares
Sold	1,859,212	1,203,838
Issued in reinvestment of distributions	16,328	828
Redeemed	(1,118,763)	(55,291)
Net increase (decrease)	756,777	1,149,375

Financial Highlights

Years ended January 31,	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.08	.01
Net realized and unrealized gain (loss)	(2.00)	.17
Total from investment operations	(1.92)	.18
Distributions from net investment income	(.08)	(.01)
Redemption fees added to paid in capital D	-	-
Net asset value, end of period	$ 8.17	$ 10.17
Total ReturnB,C	(18.92)%	1.80%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.83%	3.13%A
Expenses net of voluntary waivers, if any	1.20%	1.20%A
Expenses net of all reductions	1.19%	1.20%A
Net investment income (loss)	.90%	.55%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,582	$ 11,684
Portfolio turnover rate	95%	81%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Mid Cap Value	-15.71%	-10.65%
Russell Midcap® Value	-13.03%	-7.42%
Mid-Cap Funds Average	-22.86%	n/a*
Mid-Cap Value Funds Average	-15.57%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Value - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. companies. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Mid Cap Value	-15.71%	-8.88%
Russell Midcap Value	-13.03%	-6.17%
Mid-Cap Funds Average	-22.86%	n/a*
Mid-Cap Value Funds Average	-15.57%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates averages annual returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Value Fund on November 15, 2001. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Value Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Structured Mid Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Mid Cap Value Fund

Q. How did the fund perform, Bob?

A. During the 12-month period ending January 31, 2003, the fund was down 15.71%. In comparison, the Russell Midcap Value Index fell 13.03% and the mid-cap funds average tracked by Lipper Inc. declined 22.86%.

Q. What factors caused the fund to underperform its index?

A. My stock selection was not as good as I had hoped during the past year, and it caused the bulk of the fund's underperformance. Most of the disappointing results came during a six-week period in the fourth quarter of 2002 when the market's riskier stocks - meaning those with high price-to-earnings multiples, slow earnings growth and overall poor fundamentals - outperformed all other equities. These lesser-quality stocks were among the lowest-priced stocks, having been punished the most during the past few years. It was a very peculiar rally because there were no obvious fundamental catalysts behind the move. This rally displayed the highest negative correlation between stock fundamentals and market returns in more than 30 years. I positioned the fund throughout the year in stocks I felt had the best fundamentals in the mid-cap value universe. Unfortunately, we paid a penalty for it during the period. We found ourselves on the wrong side of the market's driving forces during this fourth-quarter market event, and the fund failed to recover by the end of the period. As for our peers, many of them had a higher exposure to underperforming growth-oriented mid-cap stocks, allowing the fund to top the peer group average.

Q. What specific areas hurt the fund's relative return the most?

A. The fund's holdings in the financial sector were the biggest disappointment. Overweighting some California-based banks, such as poor-performing Greater Bay Bancorp, caused our collective bank holdings to underperform those in the index by nearly seven percentage points. Some of our bank holdings were hurt by slow deposit growth and increased credit risk in their mortgage lending portfolios. Our biggest detractor was insurance company Allmerica Financial, which fell more than 60% on weakness in its annuity business. Meanwhile, not having a position in health benefits insurer Aetna was disappointing, as the company rose roughly 27%. The fund also lost ground in the technology sector, where the October and November market rally was felt most acutely. Holdings in the tech hardware and equipment industries underperformed those in the index by more than 11 percentage points. Noteworthy disappointments included information technology product reseller Tech Data, which lowered its earnings guidance in the fourth quarter of 2002, as well as graphics-chip maker NVIDIA, which struggled in the face of new product competition. Finally, the fund owned a basket of airline stocks, including UAL, AMR, Delta, and Northwest, that continued to perform poorly amid reduced airline travel.

Q. What strategies worked out well?

A. The risk controls we maintain - keeping the fund's style characteristics closely tied to the index - worked out well, primarily because they kept the fund from absorbing unnecessary volatility. In terms of specific sectors, good stock selection and an overweighting in utilities was helpful. Our collective holdings outperformed those in the index by nearly six percentage points. Given the glut of electric power, we felt it was best to stay away from utilities that were continuing to build and generate power that would have to be sold on the open market. Therefore, avoiding some of the electric utilities that fell sharply, such as Excel Energy, gave the fund a relative lift. At the same time, the fund benefited from overweighting domestic utilities, such as positive contributors Sempra Energy and Ameren, whose businesses benefited from positive regulatory climates and had little exposure to the open pricing market. Elsewhere, solid gains by Fox Entertainment, E.W. Scripps and Cablevision Systems-Rainbow Media Group, led our media holdings to a 6% return, while those in the index fell nearly 18%. Incidentally, some of the holdings I've mentioned were sold off during the period.

Q. What's your outlook for mid-cap value stocks, Bob?

A. It's likely that the slow economic environment could continue. If it does, mid-cap value companies that generate stable earnings growth could continue to be among the market's leaders. I'll be trying to identify companies with some catalyst - such as a unique technology, innovative product or superior management - that will allow them to produce above-average earnings. I've structured the portfolio with an emphasis on defensive industries - including insurance, utilities and labor staffing - that are capable of generating earnings growth and attractive dividend yields in a slow-growing economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 762

Trading symbol: FSMVX

Start date: November 15, 2001

Size: as of January 31, 2003, more than $36 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, since 1987; joined Fidelity in 1985

3

Annual Report

Fidelity Structured Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
SouthTrust Corp.	1.4	1.4
FirstEnergy Corp.	1.3	1.4
Praxair, Inc.	1.3	1.2
Sovereign Bancorp, Inc.	1.2	1.5
Equity Residential (SBI)	1.2	1.5
Pactiv Corp.	1.2	1.2
Ameren Corp.	1.1	1.2
Sempra Energy	1.1	0.9
KeySpan Corp.	1.1	1.3
Old Republic International Corp.	1.1	1.1
	12.0
Top Five Market Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	27.2
Consumer Discretionary	14.9	14.8
Utilities	11.5	12.1
Materials	10.4	9.3
Industrials	9.2	13.8
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks and Investment Companies 99.7%		Stocks 97.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	0.8%	** Foreign investments	1.8%

Annual Report

Fidelity Structured Mid Cap Value Fund

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	5,080	$ 127,864
Delphi Corp.	17,060	145,351
Keystone Automotive Industries, Inc. (a)	6,500	105,300
		378,515
Hotels, Restaurants & Leisure - 0.9%
Starwood Hotels & Resorts Worldwide, Inc. unit	2,470	57,922
Wendy's International, Inc.	10,170	276,116
		334,038
Household Durables - 4.8%
Black & Decker Corp.	4,640	170,010
Centex Corp.	4,140	219,089
Clayton Homes, Inc.	3,400	41,650
Furniture Brands International, Inc. (a)	3,500	75,005
Leggett & Platt, Inc.	5,710	115,342
Lennar Corp.	4,590	247,217
Mohawk Industries, Inc. (a)	1,700	89,556
Newell Rubbermaid, Inc.	2,300	64,055
Pulte Homes, Inc.	3,790	189,424
Ryland Group, Inc.	5,400	214,056
Standard Pacific Corp.	5,500	138,875
Whirlpool Corp.	3,890	202,163
		1,766,442
Leisure Equipment & Products - 0.3%
Brunswick Corp.	2,200	42,834
SCP Pool Corp. (a)	2,600	72,098
		114,932
Media - 4.0%
Belo Corp. Series A	4,800	102,720
Cablevision Systems Corp. - NY Group Class A (a)	10,115	176,102
Clear Channel Communications, Inc. (a)	1,370	54,910
E.W. Scripps Co. Class A	3,500	286,930
Emmis Communications Corp. Class A (a)	1,700	37,298
Fox Entertainment Group, Inc. Class A (a)	9,740	269,116
Getty Images, Inc. (a)	3,000	87,750
Lamar Advertising Co. Class A (a)	3,700	128,686
Meredith Corp.	1,200	50,628
Omnicom Group, Inc.	3,720	224,316
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,500	25,350
		1,443,806
Multiline Retail - 0.9%
Big Lots, Inc. (a)	7,700	96,250
Dollar General Corp.	8,700	97,962
Saks, Inc. (a)	13,410	118,813
		313,025

	Shares	Value (Note 1)
Specialty Retail - 2.6%
American Eagle Outfitters, Inc. (a)	4,600	$ 75,486
Barnes & Noble, Inc. (a)	4,700	81,780
Borders Group, Inc. (a)	4,400	66,660
Carmax, Inc. (a)	1,977	32,067
Circuit City Stores, Inc. - Circuit City Group	6,300	37,737
Foot Locker, Inc.	1,900	19,190
Gap, Inc.	6,100	89,243
Limited Brands, Inc.	13,590	171,098
Office Depot, Inc. (a)	16,990	226,817
PETCO Animal Supplies, Inc.	3,400	71,434
PETsMART, Inc. (a)	4,400	66,000
		937,512
Textiles Apparel & Luxury Goods - 0.4%
Oshkosh B'Gosh, Inc. Class A	2,900	69,687
Unifirst Corp.	4,300	87,677
		157,364
TOTAL CONSUMER DISCRETIONARY		5,445,634
CONSUMER STAPLES - 4.1%
Food & Drug Retailing - 0.8%
CVS Corp.	10,950	247,689
Longs Drug Stores Corp.	2,310	49,272
		296,961
Food Products - 2.7%
Dean Foods Co. (a)	7,530	292,315
Hershey Foods Corp.	4,550	293,475
McCormick & Co., Inc. (non-vtg.)	6,300	141,120
Sensient Technologies Corp.	6,210	141,712
Tyson Foods, Inc. Class A	11,200	115,472
		984,094
Tobacco - 0.6%
Loews Corp. - Carolina Group	4,750	96,948
UST, Inc.	4,000	123,600
		220,548
TOTAL CONSUMER STAPLES		1,501,603
ENERGY - 7.4%
Energy Equipment & Services - 1.8%
ENSCO International, Inc.	2,900	78,126
National-Oilwell, Inc. (a)	3,800	77,634
Pride International, Inc. (a)	8,300	116,200
Rowan Companies, Inc.	5,480	113,052
Smith International, Inc. (a)	5,800	184,672
Weatherford International Ltd. (a)	2,540	94,386
		664,070
Oil & Gas - 5.6%
Apache Corp.	5,100	318,291
Burlington Resources, Inc.	6,600	291,060
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Chesapeake Energy Corp.	12,900	$ 104,490
Devon Energy Corp.	6,200	280,860
EOG Resources, Inc.	5,600	217,056
Murphy Oil Corp.	2,400	101,280
Occidental Petroleum Corp.	2,500	73,025
Pioneer Natural Resources Co. (a)	7,500	182,100
Pogo Producing Co.	3,900	138,450
Premcor, Inc.	4,740	99,303
Suncor Energy, Inc.	6,500	110,427
Valero Energy Corp.	3,700	127,243
		2,043,585
TOTAL ENERGY		2,707,655
FINANCIALS - 28.8%
Banks - 10.6%
Banknorth Group, Inc.	8,620	195,502
Charter One Financial, Inc.	8,200	237,062
City National Corp.	5,900	270,338
Commerce Bancorp, Inc., New Jersey	6,440	282,652
FirstMerit Corp.	6,700	138,221
Golden West Financial Corp., Delaware	1,800	132,354
Greenpoint Financial Corp.	3,100	133,641
Huntington Bancshares, Inc.	14,070	266,908
M&T Bank Corp.	4,800	383,040
Mellon Financial Corp.	3,240	74,099
Mercantile Bankshares Corp.	2,950	111,068
National Commerce Financial Corp.	3,800	90,022
Popular, Inc.	6,130	206,397
SouthTrust Corp.	20,230	527,188
Sovereign Bancorp, Inc.	32,180	438,292
Synovus Financial Corp.	14,280	276,032
UnionBanCal Corp.	1,800	75,240
		3,838,056
Diversified Financials - 3.4%
A.G. Edwards, Inc.	2,580	73,711
Allied Capital Corp.	8,153	179,284
Bear Stearns Companies, Inc.	4,000	248,200
Federated Investors, Inc. Class B (non-vtg.)	6,190	158,155
Investment Technology Group, Inc. (a)	3,700	62,937
Janus Capital Group, Inc.	22,260	282,479
T. Rowe Price Group, Inc.	5,100	136,374
Waddell & Reed Financial, Inc. Class A	5,080	92,913
		1,234,053
Insurance - 7.6%
AFLAC, Inc.	600	19,434
AMBAC Financial Group, Inc.	5,270	282,314
Aon Corp.	11,500	217,695

	Shares	Value (Note 1)
Berkshire Hathaway, Inc. Class B (a)	72	$ 160,128
Cincinnati Financial Corp.	8,000	286,320
Fidelity National Financial, Inc.	4,500	151,740
HCC Insurance Holdings, Inc.	6,760	162,916
MBIA, Inc.	6,960	285,221
MetLife, Inc.	1,900	50,863
Nationwide Financial Services, Inc. Class A	4,200	115,710
Old Republic International Corp.	14,300	388,102
Protective Life Corp.	2,520	68,368
Radian Group, Inc.	8,500	313,650
St. Paul Companies, Inc.	8,200	267,648
		2,770,109
Real Estate - 7.2%
Apartment Investment & Management Co. Class A	9,200	334,420
Boston Properties, Inc.	7,500	269,250
Catellus Development Corp. (a)	9,200	181,884
CBL & Associates Properties, Inc.	4,200	161,490
CenterPoint Properties Trust (SBI)	2,400	132,600
Duke Realty Corp.	12,860	322,143
Equity Office Properties Trust	4,550	108,927
Equity Residential (SBI)	17,840	436,010
ProLogis Trust	8,510	211,474
Reckson Associates Realty Corp.	3,800	77,520
Simon Property Group, Inc.	8,420	275,334
Vornado Realty Trust	3,600	124,200
		2,635,252
TOTAL FINANCIALS		10,477,470
HEALTH CARE - 4.4%
Biotechnology - 0.5%
Genzyme Corp. - General Division (a)	3,700	119,473
Gilead Sciences, Inc. (a)	1,640	57,236
		176,709
Health Care Equipment & Supplies - 1.2%
Becton, Dickinson & Co.	10,400	341,120
Hillenbrand Industries, Inc.	1,250	63,938
St. Jude Medical, Inc. (a)	1,100	47,927
		452,985
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	2,400	139,680
Anthem, Inc. (a)	3,923	243,540
Community Health Systems, Inc. (a)	9,360	178,027
HealthSouth Corp. (a)	3,460	13,252
McKesson Corp.	4,560	129,641
Triad Hospitals, Inc. (a)	4,510	125,378
		829,518
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 0.4%
Barr Laboratories, Inc. (a)	1,700	$ 134,385
TOTAL HEALTH CARE		1,593,597
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.7%
Goodrich Corp.	5,700	98,040
Northrop Grumman Corp.	1,640	149,912
		247,952
Airlines - 0.6%
Delta Air Lines, Inc.	10,870	99,352
Northwest Airlines Corp. (a)	16,810	105,399
		204,751
Building Products - 0.8%
American Standard Companies, Inc. (a)	2,450	163,317
Masco Corp.	5,770	104,956
		268,273
Commercial Services & Supplies - 2.9%
Allied Waste Industries, Inc. (a)	2,900	28,362
Avery Dennison Corp.	4,160	247,894
Banta Corp.	5,020	150,449
Ceridian Corp. (a)	8,500	121,890
Dun & Bradstreet Corp. (a)	2,660	94,031
InterCept, Inc. (a)	5,300	31,535
Manpower, Inc.	4,550	157,794
Republic Services, Inc. (a)	11,210	229,581
		1,061,536
Machinery - 2.8%
AGCO Corp. (a)	3,000	53,700
Donaldson Co., Inc.	700	23,765
Eaton Corp.	3,790	269,393
Kennametal, Inc.	3,160	100,046
NACCO Industries, Inc. Class A	1,280	51,840
Navistar International Corp. (a)	5,330	128,293
Parker Hannifin Corp.	5,220	210,418
Pentair, Inc.	5,210	191,363
		1,028,818
Road & Rail - 0.6%
CSX Corp.	8,100	227,043
Trading Companies & Distributors - 0.8%
Fastenal Co.	2,700	89,424
W.W. Grainger, Inc.	4,400	208,120
		297,544
TOTAL INDUSTRIALS		3,335,917
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 1.2%
Comverse Technology, Inc. (a)	11,070	105,386

	Shares	Value (Note 1)
Corning, Inc. (a)	39,300	$ 160,344
Harris Corp.	4,300	134,160
Polycom, Inc. (a)	1,600	18,048
		417,938
Computers & Peripherals - 0.9%
Apple Computer, Inc. (a)	13,910	199,748
Storage Technology Corp. (a)	5,900	130,390
		330,138
Electronic Equipment & Instruments - 2.9%
Amphenol Corp. Class A (a)	2,400	97,800
Avnet, Inc.	19,450	202,086
Diebold, Inc.	1,300	45,513
Ingram Micro, Inc. Class A (a)	8,600	98,900
Tech Data Corp. (a)	9,020	225,229
Thermo Electron Corp. (a)	13,830	251,291
Vishay Intertechnology, Inc. (a)	11,600	119,828
		1,040,647
IT Consulting & Services - 0.5%
Computer Sciences Corp. (a)	6,400	195,840
Semiconductor Equipment & Products - 1.0%
Agere Systems, Inc. Class A (a)	31,140	55,118
Broadcom Corp. Class A (a)	8,500	115,090
Fairchild Semiconductor International, Inc. Class A (a)	7,600	83,144
Intersil Corp. Class A (a)	4,020	58,290
National Semiconductor Corp. (a)	4,300	56,760
		368,402
Software - 0.9%
Citrix Systems, Inc. (a)	7,300	100,740
Compuware Corp. (a)	22,900	80,150
Macromedia, Inc. (a)	7,700	112,805
Network Associates, Inc. (a)	3,010	45,963
		339,658
TOTAL INFORMATION TECHNOLOGY		2,692,623
MATERIALS - 10.4%
Chemicals - 4.7%
Cytec Industries, Inc. (a)	4,600	134,182
Ferro Corp.	11,870	273,010
Georgia Gulf Corp.	3,800	89,490
Millennium Chemicals, Inc.	22,260	236,624
Monsanto Co.	2,600	45,890
Olin Corp.	5,770	93,012
PolyOne Corp.	27,510	96,835
PPG Industries, Inc.	5,940	290,050
Praxair, Inc.	8,540	465,772
		1,724,865
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	2,950	86,140
Containers & Packaging - 2.7%
Ball Corp.	1,100	57,750
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - continued
Bemis Co., Inc.	2,900	$ 126,498
Owens-Illinois, Inc. (a)	8,700	95,439
Packaging Corp. of America (a)	10,110	169,545
Pactiv Corp. (a)	20,870	425,957
Smurfit-Stone Container Corp. (a)	8,500	120,020
		995,209
Metals & Mining - 1.8%
Alcan, Inc.	6,280	178,090
Allegheny Technologies, Inc.	6,700	30,619
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	9,100	170,807
Nucor Corp.	600	23,946
Phelps Dodge Corp. (a)	7,210	249,106
		652,568
Paper & Forest Products - 0.9%
Bowater, Inc.	2,800	113,820
MeadWestvaco Corp.	8,600	206,830
		320,650
TOTAL MATERIALS		3,779,432
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
CenturyTel, Inc.	5,800	175,914
Citizens Communications Co. (a)	13,440	131,578
Qwest Communications International, Inc. (a)	24,600	111,192
		418,684
Wireless Telecommunication Services - 0.0%
United States Cellular Corp. (a)	640	15,264
TOTAL TELECOMMUNICATION SERVICES		433,948
UTILITIES - 11.5%
Electric Utilities - 6.8%
Ameren Corp.	10,420	409,819
Cinergy Corp.	5,200	164,840
Dominion Resources, Inc.	5,180	280,704
DTE Energy Co.	7,670	321,526
Edison International (a)	15,800	194,814
Entergy Corp.	7,240	321,818
FirstEnergy Corp.	15,330	478,296
Northeast Utilities	20,940	300,489
		2,472,306
Gas Utilities - 3.5%
KeySpan Corp.	11,510	391,340
Kinder Morgan, Inc.	4,690	211,566

	Shares	Value (Note 1)
NiSource, Inc.	15,800	$ 280,766
Sempra Energy	16,280	392,348
		1,276,020
Multi-Utilities & Unregulated Power - 1.2%
Equitable Resources, Inc.	7,410	275,504
SCANA Corp.	5,000	153,500
		429,004
TOTAL UTILITIES		4,177,330
TOTAL COMMON STOCKS (Cost $40,222,685)		36,145,209
Investment Companies - 0.4%

iShares Russell Midcap Value Index Fund (Cost $158,789)	2,400	160,752
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 1.38% (b) (Cost $178,900)	178,900	178,900
Cash Equivalents - 0.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.29%, dated 1/31/03 due 2/3/03) (Cost $151,000)	$ 151,016	151,000
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $40,711,374)	36,635,861
NET OTHER ASSETS - (0.6)%	(216,756)
NET ASSETS - 100%	$ 36,419,105
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $70,358,566 and $46,890,829, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,082 for the period.
Income Tax Information
At January 31, 2003, the fund had a capital loss carryforward of approximately $2,580,000 all of which will expire on January 31, 2011.
The fund intends to elect to defer to its fiscal year ending January 31, 2004 approximately $2,581,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Structured Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003

Assets
Investment in securities, at value (including securities loaned of $172,447 and repurchase agreements of $151,000) (cost $40,711,374) - See accompanying schedule		$ 36,635,861
Cash		99
Receivable for investments sold		434,552
Receivable for fund shares sold		13,652
Dividends receivable		29,047
Receivable from investment adviser for expense reductions		36,509
Other receivables		1,533
Total assets		37,151,253

Liabilities
Payable for investments purchased	$ 158,789
Payable for fund shares redeemed	335,339
Accrued management fee	17,231
Other payables and accrued expenses	41,889
Collateral on securities loaned, at value	178,900
Total liabilities		732,148

Net Assets		$ 36,419,105
Net Assets consist of:
Paid in capital		$ 45,768,821
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,274,203)
Net unrealized appreciation (depreciation) on investments		(4,075,513)
Net Assets, for 4,115,380 shares outstanding		$ 36,419,105
Net Asset Value, offering price and redemption price per share ($36,419,105 ÷ 4,115,380 shares)		$ 8.85

Statement of Operations

		Year ended January 31, 2003

Investment Income
Dividends		$ 822,466
Interest		14,249
Security lending		13,889
Total income		850,604

Expenses
Management fee Basic fee	$ 250,439
Performance adjustment	(7,492)
Transfer agent fees	121,860
Accounting and security lending fees	60,504
Non-interested trustees' compensation	151
Custodian fees and expenses	16,662
Registration fees	71,434
Audit	35,022
Legal	138
Miscellaneous	5,507
Total expenses before reductions	554,225
Expense reductions	(44,840)	509,385
Net investment income (loss)		341,219
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,230,400)
Foreign currency transactions	(41)
Total net realized gain (loss)		(5,230,441)
Change in net unrealized appreciation (depreciation) on investment securities		(4,679,071)
Net gain (loss)		(9,909,512)
Net increase (decrease) in net assets resulting from operations		$ (9,568,293)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2003	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 341,219	$ 17,437
Net realized gain (loss)	(5,230,441)	(44,770)
Change in net unrealized appreciation (depreciation)	(4,679,071)	603,558
Net increase (decrease) in net assets resulting from operations	(9,568,293)	576,225
Distributions to shareholders from net investment income	(350,115)	(13,680)
Share transactions Net proceeds from sales of shares	63,034,592	25,150,690
Reinvestment of distributions	317,225	13,179
Cost of shares redeemed	(40,789,167)	(1,953,391)
Net increase (decrease) in net assets resulting from share transactions	22,562,650	23,210,478
Redemption fees	1,840	-
Total increase (decrease) in net assets	12,646,082	23,773,023

Net Assets
Beginning of period	23,773,023	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $3,800, respectively)	$ 36,419,105	$ 23,773,023
Other Information Shares
Sold	5,948,334	2,430,812
Issued in reinvestment of distributions	34,452	1,239
Redeemed	(4,112,209)	(187,248)
Net increase (decrease)	1,870,577	2,244,803

Financial Highlights

Years ended January 31,	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.08	.01
Net realized and unrealized gain (loss)	(1.74)	.59
Total from investment operations	(1.66)	.60
Distributions from net investment income	(.08)	(.01)
Redemption fees added to paid in capital D	-	-
Net asset value, end of period	$ 8.85	$ 10.59
Total ReturnB,C	(15.71)%	6.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.28%	2.30%A
Expenses net of voluntary waivers, if any	1.20%	1.20%A
Expenses net of all reductions	1.18%	1.20%A
Net investment income (loss)	.79%	.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,419	$ 23,773
Portfolio turnover rate	113%	68%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Large Cap Growth	-29.50%	-30.70%
Russell 1000® Growth	-28.37%	-29.76%
Growth Funds Average	-25.14%	n/a*
Large Cap Core Funds Average	-24.34%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Growth - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Large Cap Growth	-29.50%	-26.13%
Russell 1000 Growth	-28.37%	-25.30%
Growth Funds Average	-25.14%	n/a*
Large Cap Core Funds Average	-24.34%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates averages annual returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Large Cap Growth Fund on November 15, 2001. The chart shows what the value of your investment would have been, and also shows how the Russell 1000 Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Structured Large Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Large Cap Growth Fund

Q. How did the fund perform, Jeff?

A. During the 12-month period ending January 31, 2003, the fund was down 29.50%. In comparison, the Russell 1000 Growth Index fell 28.37% and the growth funds average tracked by Lipper Inc. declined 25.14% during the same period.

Q. Why did the fund underperform its index and peer group during the past year?

A. Investors awarded a premium to the most speculative stocks in the market during the fourth quarter of 2002. The fund was either underweighted in many of these stocks or simply didn't own them. More specifically, during a six-week stretch in October and November, the stocks in the Russell 1000 Growth Index with the highest earnings growth actually underperformed those with little or no earnings growth by the widest margin in decades. Additionally, the lowest-priced stocks - many of which have been pummeled in recent years due to a lack of positive fundamental business characteristics - also sharply outperformed stocks with solid fundamentals. As for the fund's peer group average, a majority of funds had a lower exposure to technology stocks throughout the period than the fund did, and tech stocks were one of the market's worst-performing groups despite the fourth-quarter rally.

Q. Why did the fund miss out on the rally in the index's more speculative growth stocks?

A. The preference of the majority of Fidelity's sector analysts was to avoid these riskier issues. By and large, our analysts didn't believe that the underlying trends in the economy were favorable enough to support a strong position in many of these more speculative securities. To the contrary, most of our analysts believed that owning stocks backed by good fundamentals - including solid financial statements, strong earnings growth and superior management execution - would work to the fund's advantage during this particular time frame. Unfortunately, the fund lost ground by owning higher-quality companies, primarily during November. The dynamics of the market failed to shift substantially in favor of the fund's approach by the end of the period - hence the fund's underperformance. The fund typically will perform in high correlation to the stock recommendations of Fidelity's analysts, as that's the way it's been structured.

Q. Taking a closer look, what specific sectors and holdings hurt the fund the most?

A. A large detractor in the consumer discretionary sector, restaurant chain McDonald's was an out-of-benchmark position that fell more than 40%. The restaurant chain was hurt by an industry price war that reduced profitability, as well as heightened concerns about market saturation and obesity in the United States. Numerical Technologies, a maker of software to aid the production of semiconductors, suffered from a business slowdown in the semiconductor capital equipment industry. Pharmaceutical firm Wyeth, which fell more than 35%, was hurt by disappointing clinical trial results for a hormone replacement therapy drug. Elsewhere in the drug sector, overweighting Bristol-Myers Squibb and a hefty position in Pfizer - which fell roughly 45% and 27%, respectively - caused our collective health care sector holdings to underperform those in the index by nearly five percentage points.

Q. What strategies worked out well?

A. Stock picking in the industrials sector was relatively strong. In particular, a number of key trades in industrial conglomerate Tyco enhanced the fund's relative performance. Underweighting industrial giant General Electric also was helpful, as the stock fell more than 30%. Industrial products maker SPX, a solid performer, contributed as well. In the consumer discretionary sector, underweighting home improvement retailer Home Depot made a strong contribution to the fund's return, as did overweighting Lowe's, a competitor to Home Depot that performed better by taking market share in urban areas. Elsewhere, low-cost European airline Ryanair, an out-of-benchmark holding, did quite well due to the company's lack of exposure to both union issues and the liquidity problems that plagued other U.S. airline carriers. Lastly, a 30% gain in security software provider Symantec helped the fund's holdings in the software and services industry outperform those in the index by nearly four percentage points. Some of these stocks were sold off during the period.

Q. What's your outlook for large-cap growth stocks, Jeff?

A. As of the end of the period, my expectation is that the market's volatility will likely continue as concerns grow about a war in Iraq and greater scrutiny persists over corporate auditing. I expect to continue to seek stocks of the highest-quality companies across all the major market sectors. Although the fund was hurt by this strategy during the unusual market event in the fourth quarter of 2002, our analysts continue to believe that stocks of companies with the strongest earnings growth in their respective industries present the best opportunity for total return in the coming months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 763

Trading symbol: FSLGX

Start date: November 15, 2001

Size: as of January 31, 2003, more than
$18 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, since 1999; joined Fidelity in 1999

3

Annual Report

Fidelity Structured Large Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.5	6.8
General Electric Co.	4.0	6.5
Pfizer, Inc.	3.6	1.6
Johnson & Johnson	3.2	3.7
American International Group, Inc.	2.8	3.5
Wyeth	2.4	2.1
First Data Corp.	2.3	2.1
Gillette Co.	2.3	2.1
PepsiCo, Inc.	2.2	2.3
Dell Computer Corp.	2.2	2.1
	30.5
Top Five Market Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	27.9	24.3
Information Technology	20.4	20.1
Consumer Discretionary	14.0	11.5
Consumer Staples	12.6	12.1
Industrials	11.7	14.1
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks 100.2%		Stocks and Investment Companies 98.9%
	Short-Term Investments and Net Other Assets (0.2)%(dagger)		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	2.0%	** Foreign investments	1.2%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Fidelity Structured Large Cap Growth Fund

Investments January 31, 2003

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.0%
Hotels, Restaurants & Leisure - 2.2%
Darden Restaurants, Inc.	4,200	$ 91,140
International Game Technology (a)	400	31,548
International Speedway Corp. Class A	1,500	55,995
McDonald's Corp.	10,500	149,520
Yum! Brands, Inc. (a)	3,700	85,766
		413,969
Household Durables - 1.1%
Lennar Corp.	3,800	204,668
Media - 4.3%
AOL Time Warner, Inc. (a)	20,000	233,200
Clear Channel Communications, Inc. (a)	2,500	100,200
Comcast Corp. Class A (special) (a)	5,700	145,806
E.W. Scripps Co. Class A	500	40,990
Fox Entertainment Group, Inc. Class A (a)	1,300	35,919
Omnicom Group, Inc.	1,600	96,480
Viacom, Inc. Class B (non-vtg.) (a)	4,200	161,910
		814,505
Multiline Retail - 3.5%
Big Lots, Inc. (a)	14,600	182,500
Dollar General Corp.	6,800	76,568
Family Dollar Stores, Inc.	2,400	72,288
Kohl's Corp. (a)	1,100	57,607
Saks, Inc. (a)	8,800	77,968
Wal-Mart Stores, Inc.	4,000	191,200
		658,131
Specialty Retail - 2.8%
Borders Group, Inc. (a)	3,300	49,995
Home Depot, Inc.	4,600	96,140
Limited Brands, Inc.	12,100	152,339
Lowe's Companies, Inc.	4,000	136,720
Michaels Stores, Inc. (a)	1,900	64,125
Too, Inc. (a)	2,300	38,295
		537,614
Textiles Apparel & Luxury Goods - 0.1%
Tropical Sportswear International Corp. (a)	1,800	8,370
TOTAL CONSUMER DISCRETIONARY		2,637,257
CONSUMER STAPLES - 12.6%
Beverages - 4.4%
PepsiCo, Inc.	10,400	420,992
The Coca-Cola Co.	10,200	412,692
		833,684
Food & Drug Retailing - 1.0%
CVS Corp.	7,900	178,698
Food Products - 1.6%
Dean Foods Co. (a)	1,900	73,758
Hershey Foods Corp.	1,100	70,950

	Shares	Value (Note 1)
Kraft Foods, Inc. Class A	3,500	$ 111,475
McCormick & Co., Inc. (non-vtg.)	2,400	53,760
		309,943
Household Products - 1.9%
Procter & Gamble Co.	4,200	359,394
Personal Products - 2.3%
Gillette Co.	14,400	430,560
Tobacco - 1.4%
Altria Group, Inc.	7,200	272,664
TOTAL CONSUMER STAPLES		2,384,943
ENERGY - 1.9%
Energy Equipment & Services - 1.5%
BJ Services Co. (a)	700	21,399
Nabors Industries Ltd. (a)	3,200	117,920
Noble Corp. (a)	1,700	58,276
Pride International, Inc. (a)	5,100	71,400
Weatherford International Ltd. (a)	700	26,012
		295,007
Oil & Gas - 0.4%
ChevronTexaco Corp.	500	32,200
ConocoPhillips	791	38,118
		70,318
TOTAL ENERGY		365,325
FINANCIALS - 9.9%
Banks - 1.1%
Fifth Third Bancorp	2,900	154,715
Synovus Financial Corp.	2,900	56,057
		210,772
Diversified Financials - 4.8%
Citigroup, Inc.	5,400	185,652
Fannie Mae	6,000	388,200
Freddie Mac	4,800	268,704
J.P. Morgan Chase & Co.	2,300	53,682
		896,238
Insurance - 4.0%
Allstate Corp.	5,800	204,102
AMBAC Financial Group, Inc.	500	26,785
American International Group, Inc.	9,700	524,964
		755,851
TOTAL FINANCIALS		1,862,861
HEALTH CARE - 27.9%
Biotechnology - 3.4%
Amgen, Inc. (a)	4,300	219,128
Gilead Sciences, Inc. (a)	3,900	136,110
IDEC Pharmaceuticals Corp. (a)	4,600	147,614
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
MedImmune, Inc. (a)	2,300	$ 68,517
Millennium Pharmaceuticals, Inc. (a)	9,296	68,790
		640,159
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	3,000	84,540
Becton, Dickinson & Co.	1,800	59,040
Medtronic, Inc.	5,200	233,584
		377,164
Health Care Providers & Services - 5.0%
Anthem, Inc. (a)	449	27,874
Cardinal Health, Inc.	1,700	99,161
Community Health Systems, Inc. (a)	2,500	47,550
HCA, Inc.	4,400	188,056
Tenet Healthcare Corp. (a)	4,950	89,051
UnitedHealth Group, Inc.	4,500	395,550
Wellpoint Health Networks, Inc. (a)	1,500	109,020
		956,262
Pharmaceuticals - 17.5%
Abbott Laboratories	5,800	221,096
AstraZeneca PLC sponsored ADR	1,400	48,076
Aventis SA sponsored ADR	1,900	97,375
Barr Laboratories, Inc. (a)	1,200	94,860
Bristol-Myers Squibb Co.	7,300	172,207
Forest Laboratories, Inc. (a)	1,800	93,150
Johnson & Johnson	11,400	611,154
Merck & Co., Inc.	7,400	409,886
Pfizer, Inc.	22,600	686,136
Pharmacia Corp.	7,200	300,744
Schering-Plough Corp.	6,700	121,337
Wyeth	11,500	448,845
		3,304,866
TOTAL HEALTH CARE		5,278,451
INDUSTRIALS - 11.7%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	1,600	81,680
Northrop Grumman Corp.	1,600	146,256
		227,936
Airlines - 1.0%
JetBlue Airways Corp.	1,900	53,770
Ryanair Holdings PLC sponsored ADR (a)	3,200	126,528
		180,298
Commercial Services & Supplies - 3.8%
Ceridian Corp. (a)	3,800	54,492
Concord EFS, Inc. (a)	5,100	74,766
First Data Corp.	12,800	440,320

	Shares	Value (Note 1)
Labor Ready, Inc. (a)	18,200	$ 116,844
Paychex, Inc.	1,295	32,608
		719,030
Industrial Conglomerates - 5.1%
3M Co.	900	112,095
General Electric Co.	32,500	752,050
Tyco International Ltd.	6,500	104,065
		968,210
Machinery - 0.6%
Illinois Tool Works, Inc.	1,900	115,558
TOTAL INDUSTRIALS		2,211,032
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 2.0%
Cisco Systems, Inc. (a)	18,900	252,693
Emulex Corp. (a)	1,700	35,581
Finisar Corp. (a)	17,600	22,880
Motorola, Inc.	4,100	32,718
Polycom, Inc. (a)	2,700	30,456
		374,328
Computers & Peripherals - 2.2%
Dell Computer Corp. (a)	17,300	412,778
Electronic Equipment & Instruments - 0.1%
Ingram Micro, Inc. Class A (a)	1,800	20,700
Internet Software & Services - 1.1%
Overture Services, Inc. (a)	5,600	130,088
Yahoo!, Inc. (a)	4,800	87,360
		217,448
Semiconductor Equipment & Products - 6.6%
Analog Devices, Inc. (a)	7,100	169,903
Applied Materials, Inc. (a)	7,800	93,366
Broadcom Corp. Class A (a)	8,600	116,444
Fairchild Semiconductor International, Inc. Class A (a)	2,100	22,974
Intel Corp.	18,200	285,012
Intersil Corp. Class A (a)	8,200	118,900
KLA-Tencor Corp. (a)	2,600	84,864
Marvell Technology Group Ltd. (a)	2,400	43,848
National Semiconductor Corp. (a)	4,300	56,760
QLogic Corp. (a)	2,000	66,560
Texas Instruments, Inc.	12,000	190,800
		1,249,431
Software - 8.4%
Activision, Inc. (a)	11,800	171,690
BEA Systems, Inc. (a)	1,500	17,190
Electronic Arts, Inc. (a)	1,600	82,896
Microsoft Corp.	21,900	1,039,374
Network Associates, Inc. (a)	2,900	44,283
Numerical Technologies, Inc. (a)	9,400	64,860
Siebel Systems, Inc. (a)	8,100	67,716
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)	2,300	$ 48,737
Vastera, Inc. (a)	8,200	42,148
		1,578,894
TOTAL INFORMATION TECHNOLOGY		3,853,579
MATERIALS - 1.4%
Containers & Packaging - 0.1%
Pactiv Corp. (a)	1,200	24,492
Metals & Mining - 1.3%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	8,900	167,053
Phelps Dodge Corp. (a)	2,000	69,100
		236,153
TOTAL MATERIALS		260,645
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	1,500	57,420
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. (a)	7,700	26,719
TOTAL COMMON STOCKS (Cost $18,952,456)		18,938,232
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $18,952,456)		18,938,232
NET OTHER ASSETS - (0.2)%		(36,362)
NET ASSETS - 100%		$ 18,901,870
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $81,413,930 and $67,247,946, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,092 for the period.
Income Tax Information
At January 31, 2003, the fund had a capital loss carryforward of approximately $2,247,000 all of which will expire on January 31, 2011.
The fund intends to elect to defer to its fiscal year ending January 31, 2004 approximately $2,755,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Structured Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003

Assets
Investment in securities, at value (cost $18,952,456) - See accompanying schedule		$ 18,938,232
Cash		19,472
Receivable for investments sold		551,910
Receivable for fund shares sold		4,909
Dividends receivable		18,547
Redemption fees receivable		2
Receivable from investment adviser for expense reductions		40,266
Total assets		19,573,338

Liabilities
Payable for investments purchased	$ 84,782
Payable for fund shares redeemed	538,190
Accrued management fee	11,140
Other payables and accrued expenses	37,356
Total liabilities		671,468

Net Assets		$ 18,901,870
Net Assets consist of:
Paid in capital		$ 23,986,824
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,070,730)
Net unrealized appreciation (depreciation) on investments		(14,224)
Net Assets, for 2,729,070 shares outstanding		$ 18,901,870
Net Asset Value, offering price and redemption price per share ($18,901,870 ÷ 2,729,070 shares)		$ 6.93

Statement of Operations

		Year ended January 31, 2003

Investment Income
Dividends		$ 306,522
Interest		7,836
Total income		314,358

Expenses
Management fee Basic fee	$ 171,433
Performance adjustment	(1,511)
Transfer agent fees	82,692
Accounting fees and expenses	60,362
Non-interested trustees' compensation	107
Custodian fees and expenses	14,349
Registration fees	56,305
Audit	35,005
Legal	65
Miscellaneous	4,806
Total expenses before reductions	423,613
Expense reductions	(74,381)	349,232
Net investment income (loss)		(34,874)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,066,148)
Foreign currency transactions	(37)
Total net realized gain (loss)		(5,066,185)
Change in net unrealized appreciation (depreciation) on investment securities		180,814
Net gain (loss)		(4,885,371)
Net increase (decrease) in net assets resulting from operations		$ (4,920,245)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2003	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (34,874)	$ (6,865)
Net realized gain (loss)	(5,066,185)	(1,217)
Change in net unrealized appreciation (depreciation)	180,814	(195,038)
Net increase (decrease) in net assets resulting from operations	(4,920,245)	(203,120)
Share transactions Net proceeds from sales of shares	68,728,120	10,419,904
Cost of shares redeemed	(54,849,904)	(280,841)
Net increase (decrease) in net assets resulting from share transactions	13,878,216	10,139,063
Redemption fees	7,956	-
Total increase (decrease) in net assets	8,965,927	9,935,943

Net Assets
Beginning of period	9,935,943	-
End of period	$ 18,901,870	$ 9,935,943
Other Information Shares
Sold	9,175,757	1,038,846
Redeemed	(7,457,689)	(27,844)
Net increase (decrease)	1,718,068	1,011,002

Financial Highlights

Years ended January 31,	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)
Net realized and unrealized gain (loss)	(2.89)	(.16)
Total from investment operations	(2.90)	(.17)
Redemption fees added to paid in capital D	-	-
Net asset value, end of period	$ 6.93	$ 9.83
Total Return B, C	(29.50)%	(1.70)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.43%	3.32% A
Expenses net of voluntary waivers, if any	1.20%	1.20% A
Expenses net of all reductions	1.18%	1.20% A
Net investment income (loss)	(.12)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,902	$ 9,936
Portfolio turnover rate	245%	32% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Mid Cap Growth	-28.24%	-26.80%
Russell Midcap® Growth	-25.71%	-24.08%
Mid-Cap Funds Average	-22.86%	n/a*
Mid-Cap Growth Funds Average	-26.90%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Growth - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Life of fund
Fidelity Structured Mid Cap Growth	-28.24%	-22.71%
Russell Midcap® Growth	-25.71%	-20.35%
Mid-Cap Funds Average	-22.86%	n/a*
Mid-Cap Growth Funds Average	-26.90%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates averages annual returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Growth Fund on November 15, 2001. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap Growth Index did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Annual Report

Fidelity Structured Mid Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Mid Cap Growth Fund

Q. How did the fund perform, Jeff?

A. During the 12-month period ending January 31, 2003, the fund was down 28.24%. In comparison, the Russell Midcap Growth Index fell 25.71% and the mid-cap funds average tracked by Lipper Inc. declined 22.86% during the same period.

Q. Why did the fund underperform its index and peer group during the past year?

A. Investors awarded a premium to the most speculative stocks in the market during the fourth quarter of 2002. The fund was either underweighted in many of these stocks or simply didn't own them. More specifically, during a six-week stretch in October and November, the stocks in the Russell Midcap Growth Index with the highest earnings growth actually underperformed those with little or no earnings growth by the widest margin in many years. Additionally, the lowest-priced stocks - many of which have been pummeled in recent years due to a lack of positive fundamental business characteristics - also sharply outperformed stocks with solid fundamentals. As for the fund's peer group average, a majority of funds had a higher exposure to better-performing value-oriented stocks with stable earnings growth throughout the period than the fund did.

Q. Why was the fund underexposed to the index's more speculative growth stocks?

A. The preference of the majority of Fidelity's sector analysts was to avoid these riskier issues. By and large, our analysts didn't believe that the underlying trends in the economy were favorable enough to support a strong position in many of these more speculative securities. To the contrary, our analysts believed that owning stocks backed by good fundamentals - including solid financial statements, strong earnings growth and superior management execution - would work to the fund's advantage during this particular time frame. Unfortunately, the fund lost ground by owning higher-quality companies, primarily during November. The dynamics of the market failed to shift substantially in favor of the fund's approach by the end of the period - hence its underperformance. The fund is managed to perform in high correlation to the stock recommendations of Fidelity's analysts, as that's the way it's been structured.

Q. Why did mid-cap stocks generally perform poorly?

A. Many mid-cap growth companies are in the biotechnology and technology sectors. Throughout most of the 1990s, these companies attracted an enormous amount of capital to boost their businesses - more so than mid-cap companies in other sectors. Essentially, there was too much capital thrown at too many young companies in nearly every industry within these two sectors, creating high expectations that have gone unfulfilled, and competitive pressures that were too severe for most firms to overcome. Simply put, there were too many companies chasing too few customer dollars, and many mid-cap stocks in these two sectors continued to suffer from the absence of business improvement during the period.

Q. What holdings hurt the fund the most? Which performed well?

A. We overstayed our welcome in software firm Compuware, a holding that fell about 70% when a rebound in demand for its products didn't materialize. A decline in corporate technology spending also hurt voicemail manufacturer Comverse Technology, which dropped more than 50%. Another detractor, IDEC Pharmaceuticals, was down nearly 50% on new competition for its non-Hodgkin's lymphoma drug. In terms of good stock selection, it was very helpful to have avoided graphic chip maker NVIDIA, a benchmark position that depreciated more than 80% due to a glut in product capacity in the marketplace. Looking at what we did own, having a higher exposure to PETsMART proved helpful, as the pet supply retailer reported better-than-expected earnings growth. I overwighted PETsMART because I didn't believe pet owners would cut back on food products for "man's best friend" despite the economic slowdown. At the same time, I reduced the fund's exposure to apparel retailers marketing to teenagers because I believed demand would soften for these companies - and it did. Overall, my strategy in retail proved correct, as our collective holdings outperformed those in the index by more than six percentage points. Some of the holdings mentioned in this report were sold off during the period.

Q. What's your outlook for mid-cap growth stocks, Jeff?

A. I believe the market volatility that we've seen could continue for some time, and it's not clear when investors will begin to pay a premium again for high growth potential. In such a challenging environment, Fidelity's mid-cap research capability - which historically has been more extensive than most other investment firms - could be a critical factor in the fund's performance over the long run.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 793

Trading symbol: FSMGX

Start date: November 15, 2001

Size: as of January 31, 2003, more than
$16 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, since 1999; joined Fidelity in 1999

3

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Synovus Financial Corp.	2.0	1.1
St. Jude Medical, Inc.	1.9	1.8
Anthem, Inc.	1.9	0.2
Wellpoint Health Networks, Inc.	1.8	1.2
PETsMART, Inc.	1.7	1.2
Activision, Inc.	1.7	0.5
Darden Restaurants, Inc.	1.6	1.5
Biomet, Inc.	1.6	1.6
Yahoo!, Inc.	1.5	1.2
Avery Dennison Corp.	1.5	2.2
	17.2
Top Five Market Sectors as of January 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	26.9	23.8
Information Technology	20.4	21.4
Consumer Discretionary	19.3	20.4
Industrials	13.5	12.2
Consumer Staples	5.8	5.9
Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Stocks 99.5%		Stocks and Investment Companies 99.0%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	3.2%	** Foreign investments	1.9%

Annual Report

Fidelity Structured Mid Cap Growth Fund

Showing Percentage of Net Assets

Investments January 31, 2003

Common Stocks - 99.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.3%
Hotels, Restaurants & Leisure - 5.7%
Brinker International, Inc. (a)	3,100	$ 92,225
Darden Restaurants, Inc.	12,100	262,570
International Game Technology (a)	1,800	141,966
International Speedway Corp. Class A	2,600	97,058
Wendy's International, Inc.	7,800	211,770
Yum! Brands, Inc. (a)	6,400	148,352
		953,941
Household Durables - 2.3%
Beazer Homes USA, Inc. (a)	500	28,775
Black & Decker Corp.	1,700	62,288
Clayton Homes, Inc.	3,100	37,975
D.R. Horton, Inc.	2,800	53,480
Lennar Corp.	1,800	96,948
Maytag Corp.	500	12,635
Mohawk Industries, Inc. (a)	600	31,608
Pulte Homes, Inc.	1,100	54,978
		378,687
Leisure Equipment & Products - 1.0%
Mattel, Inc.	4,200	84,000
Polaris Industries, Inc.	1,500	77,340
		161,340
Media - 3.8%
Charter Communications, Inc. Class A (a)	77,500	89,048
Entercom Communications Corp. Class A (a)	1,000	48,840
Fox Entertainment Group, Inc. Class A (a)	3,500	96,705
Lamar Advertising Co. Class A (a)	3,600	125,208
Radio One, Inc. Class D (non-vtg.) (a)	4,800	73,344
Univision Communications, Inc. Class A (a)	7,800	205,608
		638,753
Multiline Retail - 2.1%
Big Lots, Inc. (a)	11,600	145,000
Dollar General Corp.	9,000	101,340
Dollar Tree Stores, Inc. (a)	3,500	76,864
Family Dollar Stores, Inc.	600	18,072
		341,276
Specialty Retail - 4.1%
Borders Group, Inc. (a)	5,200	78,780
Finish Line, Inc. Class A (a)	3,900	45,708
Limited Brands, Inc.	5,100	64,209
Michaels Stores, Inc. (a)	2,700	91,125
PETsMART, Inc. (a)	19,600	294,000
Staples, Inc. (a)	4,800	82,416
Too, Inc. (a)	1,700	28,305
		684,543

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.3%
Quiksilver, Inc. (a)	2,000	$ 52,700
Tropical Sportswear International Corp. (a)	500	2,325
		55,025
TOTAL CONSUMER DISCRETIONARY		3,213,565
CONSUMER STAPLES - 5.8%
Beverages - 1.5%
Coca-Cola Enterprises, Inc.	4,300	94,729
Pepsi Bottling Group, Inc.	6,400	162,240
		256,969
Food & Drug Retailing - 1.1%
CVS Corp.	6,100	137,982
Whole Foods Market, Inc. (a)	800	40,656
		178,638
Food Products - 2.8%
Dean Foods Co. (a)	1,400	54,348
Fresh Del Monte Produce, Inc.	9,700	200,790
Hershey Foods Corp.	2,000	129,000
McCormick & Co., Inc. (non-vtg.)	2,200	49,280
Tyson Foods, Inc. Class A	3,900	40,209
		473,627
Personal Products - 0.1%
Steiner Leisure Ltd. (a)	800	9,384
Tobacco - 0.3%
UST, Inc.	1,600	49,440
TOTAL CONSUMER STAPLES		968,058
ENERGY - 5.8%
Energy Equipment & Services - 4.5%
ENSCO International, Inc.	3,600	96,984
Nabors Industries Ltd. (a)	4,400	162,140
Noble Corp. (a)	4,400	150,832
Pride International, Inc. (a)	4,300	60,200
Smith International, Inc. (a)	2,000	63,680
Weatherford International Ltd. (a)	5,700	211,812
		745,648
Oil & Gas - 1.3%
General Maritime Corp. (a)	3,700	32,745
Knightsbridge Tankers Ltd.	2,700	38,124
Murphy Oil Corp.	2,200	92,840
Ocean Energy, Inc.	2,500	46,825
		210,534
TOTAL ENERGY		956,182
FINANCIALS - 4.1%
Banks - 2.0%
Synovus Financial Corp.	17,200	332,475
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 0.2%
Investors Financial Services Corp.	1,400	$ 39,102
Insurance - 1.9%
ACE Ltd.	4,200	123,690
AMBAC Financial Group, Inc.	1,500	80,355
Ohio Casualty Corp. (a)	8,700	105,966
		310,011
TOTAL FINANCIALS		681,588
HEALTH CARE - 26.9%
Biotechnology - 5.7%
Alkermes, Inc. (a)	5,200	39,936
Celgene Corp. (a)	2,400	53,736
Cephalon, Inc. (a)	1,000	46,530
Charles River Laboratories International, Inc. (a)	3,400	101,252
Gilead Sciences, Inc. (a)	5,800	202,420
IDEC Pharmaceuticals Corp. (a)	7,000	224,630
MedImmune, Inc. (a)	6,800	202,572
Millennium Pharmaceuticals, Inc. (a)	10,678	79,017
		950,093
Health Care Equipment & Supplies - 5.7%
Beckman Coulter, Inc.	2,700	86,967
Becton, Dickinson & Co.	2,100	68,880
Biomet, Inc.	9,200	257,057
DENTSPLY International, Inc.	2,300	77,234
Millipore Corp.	900	29,079
St. Jude Medical, Inc. (a)	7,400	322,418
Varian Medical Systems, Inc. (a)	2,000	104,520
		946,155
Health Care Providers & Services - 12.1%
AmerisourceBergen Corp.	4,100	238,620
AMN Healthcare Services, Inc. (a)	2,300	37,490
Andrx Corp. (a)	3,100	44,516
Anthem, Inc. (a)	5,079	315,304
Cerner Corp. (a)	2,400	88,486
Community Health Systems, Inc. (a)	11,300	214,926
Health Management Associates, Inc. Class A	8,500	157,420
IMS Health, Inc.	4,600	77,510
McKesson Corp.	6,100	173,423
Tenet Healthcare Corp. (a)	2,500	44,975
Triad Hospitals, Inc. (a)	2,700	75,060
UnitedHealth Group, Inc.	500	43,950
Universal Health Services, Inc. Class B (a)	4,500	209,610
Wellpoint Health Networks, Inc. (a)	4,100	297,988
		2,019,278
Pharmaceuticals - 3.4%
Barr Laboratories, Inc. (a)	2,100	166,005
King Pharmaceuticals, Inc. (a)	4,500	66,060

	Shares	Value (Note 1)
Mylan Laboratories, Inc.	7,800	$ 208,416
Shire Pharmaceuticals Group PLC sponsored ADR (a)	5,300	89,729
SICOR, Inc. (a)	2,400	35,760
		565,970
TOTAL HEALTH CARE		4,481,496
INDUSTRIALS - 13.5%
Aerospace & Defense - 0.9%
DRS Technologies, Inc. (a)	1,100	28,875
Northrop Grumman Corp.	1,300	118,833
		147,708
Airlines - 0.5%
JetBlue Airways Corp.	1,800	50,940
Ryanair Holdings PLC sponsored ADR (a)	700	27,678
		78,618
Building Products - 0.9%
American Standard Companies, Inc. (a)	2,300	153,318
Commercial Services & Supplies - 10.8%
Allied Waste Industries, Inc. (a)	3,500	34,230
Avery Dennison Corp.	4,200	250,278
Ceridian Corp. (a)	17,100	245,214
ChoicePoint, Inc. (a)	5,100	183,600
Concord EFS, Inc. (a)	5,400	79,164
DeVry, Inc. (a)	9,800	165,620
Education Management Corp. (a)	5,000	182,335
Equifax, Inc.	4,500	96,345
Exult, Inc. (a)	13,800	70,518
InterCept, Inc. (a)	4,800	28,560
Ionics, Inc. (a)	3,900	88,296
Iron Mountain, Inc. (a)	1,500	47,565
Labor Ready, Inc. (a)	16,400	105,288
Manpower, Inc.	1,900	65,892
Republic Services, Inc. (a)	2,300	47,104
Robert Half International, Inc. (a)	7,900	119,764
		1,809,773
Trading Companies & Distributors - 0.4%
Fastenal Co.	2,000	66,240
TOTAL INDUSTRIALS		2,255,657
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 3.4%
Avocent Corp. (a)	1,900	47,690
Brocade Communications Systems, Inc. (a)	15,100	67,497
Comverse Technology, Inc. (a)	16,900	160,888
Emulex Corp. (a)	6,800	142,324
Finisar Corp. (a)	11,200	14,560
Netscreen Technologies, Inc. (a)	2,700	53,163
Polycom, Inc. (a)	7,500	84,600
		570,722
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.1%
Drexler Technology Corp. (a)	500	$ 7,361
Electronic Equipment & Instruments - 2.4%
Amphenol Corp. Class A (a)	3,600	146,700
Ingram Micro, Inc. Class A (a)	9,600	110,400
Tech Data Corp. (a)	3,700	92,389
Thermo Electron Corp. (a)	1,900	34,523
Vishay Intertechnology, Inc. (a)	2,200	22,726
		406,738
Internet Software & Services - 1.8%
Overture Services, Inc. (a)	2,400	55,752
Yahoo!, Inc. (a)	13,800	251,160
		306,912
IT Consulting & Services - 0.4%
CACI International, Inc. Class A (a)	600	22,548
MPS Group, Inc. (a)	7,700	44,352
		66,900
Office Electronics - 0.3%
IKON Office Solutions, Inc.	5,500	42,625
Semiconductor Equipment & Products - 5.4%
Agere Systems, Inc. Class A (a)	40,900	72,393
Analog Devices, Inc. (a)	2,300	55,039
Broadcom Corp. Class A (a)	9,400	127,276
Fairchild Semiconductor International, Inc. Class A (a)	8,200	89,708
Intersil Corp. Class A (a)	9,560	138,620
KLA-Tencor Corp. (a)	4,900	159,936
Marvell Technology Group Ltd. (a)	2,300	42,021
National Semiconductor Corp. (a)	4,700	62,040
Novellus Systems, Inc. (a)	1,400	41,230
QLogic Corp. (a)	3,500	116,480
		904,743
Software - 6.6%
Activision, Inc. (a)	19,000	276,450
Adobe Systems, Inc.	4,700	124,174
BEA Systems, Inc. (a)	7,700	88,242
Cadence Design Systems, Inc. (a)	9,400	93,248
Electronic Arts, Inc. (a)	4,200	217,602
Network Associates, Inc. (a)	9,200	140,484
Numerical Technologies, Inc. (a)	1,300	8,970
Symantec Corp. (a)	1,900	88,692
Take-Two Interactive Software, Inc. (a)	2,900	61,451
		1,099,313
TOTAL INFORMATION TECHNOLOGY		3,405,314
MATERIALS - 2.9%
Chemicals - 0.2%
PolyOne Corp.	9,600	33,792

	Shares	Value (Note 1)
Containers & Packaging - 0.8%
Pactiv Corp. (a)	6,300	$ 128,583
Metals & Mining - 1.9%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	7,900	148,283
Newmont Mining Corp. Holding Co.	4,600	133,170
Phelps Dodge Corp. (a)	1,300	44,915
		326,368
TOTAL MATERIALS		488,743
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Citizens Communications Co. (a)	4,600	45,034
Qwest Communications International, Inc. (a)	10,800	48,816
		93,850
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	8,800	30,536
TOTAL COMMON STOCKS (Cost $19,069,398)		16,574,989
Cash Equivalents - 0.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.29%, dated 1/31/03 due 2/3/03) (Cost $103,000)	$ 103,011	103,000
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $19,172,398)		16,677,989
NET OTHER ASSETS - (0.1)%		(8,994)
NET ASSETS - 100%		$ 16,668,995
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,151,488 and $32,485,644, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,155 for the period.
Income Tax Information
At January 31, 2003, the fund had a capital loss carryforward of approximately $3,296,000 all of which will expire on January 31, 2011.
The fund intends to elect to defer to its fiscal year ending January 31, 2004 approximately $830,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Structured Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $103,000) (cost $19,172,398) - See accompanying schedule		$ 16,677,989
Cash		159
Receivable for investments sold		85,371
Receivable for fund shares sold		8,387
Dividends receivable		2,248
Redemption fees receivable		3
Receivable from investment adviser for expense reductions		39,324
Total assets		16,813,481

Liabilities
Payable for investments purchased	$ 32,253
Payable for fund shares redeemed	68,980
Accrued management fee	7,789
Other payables and accrued expenses	35,464
Total liabilities		144,486

Net Assets		$ 16,668,995
Net Assets consist of:
Paid in capital		$ 23,386,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,222,736)
Net unrealized appreciation (depreciation) on investments		(2,494,409)
Net Assets, for 2,277,586 shares outstanding		$ 16,668,995
Net Asset Value, offering price and redemption price per share ($16,668,995 ÷ 2,277,586 shares)		$ 7.32

Statement of Operations

		Year ended January 31, 2003

Investment Income
Dividends		$ 46,586
Interest		4,785
Total income		51,371

Expenses
Management fee Basic fee	$ 105,505
Performance adjustment	(2,487)
Transfer agent fees	60,557
Accounting fees and expenses	60,326
Non-interested trustees' compensation	65
Custodian fees and expenses	11,344
Registration fees	47,845
Audit	35,005
Legal	76
Miscellaneous	3,345
Total expenses before reductions	321,581
Expense reductions	(109,078)	212,503
Net investment income (loss)		(161,132)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,192,445)
Foreign currency transactions	(209)
Total net realized gain (loss)		(4,192,654)
Change in net unrealized appreciation (depreciation) on investment securities		(2,232,872)
Net gain (loss)		(6,425,526)
Net increase (decrease) in net assets resulting from operations		$ (6,586,658)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2003	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (161,132)	$ (23,527)
Net realized gain (loss)	(4,192,654)	(18,616)
Change in net unrealized appreciation (depreciation)	(2,232,872)	(261,537)
Net increase (decrease) in net assets resulting from operations	(6,586,658)	(303,680)
Share transactions Net proceeds from sales of shares	22,116,013	21,644,996
Cost of shares redeemed	(17,364,044)	(2,840,260)
Net increase (decrease) in net assets resulting from share transactions	4,751,969	18,804,736
Redemption fees	2,628	-
Total increase (decrease) in net assets	(1,832,061)	18,501,056

Net Assets
Beginning of period	18,501,056	-
End of period	$ 16,668,995	$ 18,501,056
Other Information Shares
Sold	2,508,495	2,088,839
Redeemed	(2,044,480)	(275,268)
Net increase (decrease)	464,015	1,813,571

Financial Highlights

Years ended January 31,	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)	(.02)
Net realized and unrealized gain (loss)	(2.81)	.22 G
Total from investment operations	(2.88)	.20
Redemption fees added to paid in capital D	-	-
Net asset value, end of period	$ 7.32	$ 10.20
Total Return B,C	(28.24)%	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.78%	2.40% A
Expenses net of voluntary waivers, if any	1.20%	1.20% A
Expenses net of all reductions	1.17%	1.20% A
Net investment income (loss)	(.89)%	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,669	$ 18,501
Portfolio turnover rate	181%	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2003

1. Significant Accounting Policies.

Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Structured Large Cap Value Fund	$ 18,030,449	$ 403,010	$ (2,921,050)	$ (2,518,040)
Fidelity Structured Mid Cap Value Fund	40,823,806	1,090,404	(5,278,349)	(4,187,945)
Fidelity Structured Large Cap Growth Fund	19,021,492	1,173,796	(1,257,056)	(83,260)
Fidelity Structured Mid Cap Growth Fund	19,268,431	701,814	(3,292,256)	(2,590,442)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity Structured Large Cap Value Fund	$ 84	$ -	$ (1,080,399)
Fidelity Structured Mid Cap Value Fund	-	-	(2,580,282)
Fidelity Structured Large Cap Growth Fund	-	-	(2,246,938)
Fidelity Structured Mid Cap Growth Fund	-	-	(3,296,378)

The tax character of distributions paid was as follows:

January 31, 2003
Ordinary Income
Fidelity Structured Large Cap Value Fund	$ 148,524
Fidelity Structured Mid Cap Value Fund	350,115
January 31, 2002
Ordinary Income
Fidelity Structured Large Cap Value Fund	$ 8,800
Fidelity Structured Mid Cap Value Fund	13,680

Short-Term Trading (Redemption) Fees. Shares purchased after September 3, 2002 and held in the funds less than 30 days are subject to a short-term trading fee equal to 0.75% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum ± 20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. The funds' performance adjustment took effect in November 2002. Subsequent months will be added until the performance period includes 36 months. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Structured Large Cap Value Fund	.30%	.28%	.57%
Fidelity Structured Mid Cap Value Fund	.30%	.28%	.56%
Fidelity Structured Large Cap Growth Fund	.30%	.28%	.57%
Fidelity Structured Mid Cap Growth Fund	.30%	.28%	.57%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Structured Large Cap Value Fund	.29%
Fidelity Structured Mid Cap Value Fund	.28%
Fidelity Structured Large Cap Growth Fund	.28%
Fidelity Structured Mid Cap Growth Fund	.33%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Fidelity Structured Large Cap Value Fund	1.20%	$ 103,077
Fidelity Structured Mid Cap Value Fund	1.20%	$ 36,599
Fidelity Structured Large Cap Growth Fund	1.20%	$ 68,126
Fidelity Structured Mid Cap Growth Fund	1.20%	$ 104,214

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Fidelity Structured Large Cap Value Fund	$ 2,028	$ -
Fidelity Structured Mid Cap Value Fund	7,579	662
Fidelity Structured Large Cap Growth Fund	6,255	-
Fidelity Structured Mid Cap Growth Fund	4,653	211

8. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated%
Fidelity Structured Large Cap Value Fund	20%
Fidelity Structured Mid Cap Growth Fund	16%

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Structured Large Cap Value (2001), Structured Mid Cap Value (2001), Structured Large Cap Growth (2001), Structured Mid Cap Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (60)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Jeffrey K. Kerrigan (31)

Year of Election or Appointment: 2002

Vice President of Structured Large Cap Growth and Structured Mid Cap Growth. From 1993 to 1997, he was a vice president and portfolio manager for Fleet Investment Advisors. From 1997 to 1999, Mr. Kerrigan was an assistant vice president and quantitative equity analyst for Putnam Investment Management. Mr. Kerrigan joined Fidelity Investments in 1999 as a quantitative research analyst and portfolio manager.

Robert L. Macdonald (47)

Year of Election or Appointment: 2002

Vice President of Structured Large Cap Value and Structured Mid Cap Value. Prior to his current responsibilities, Mr. Macdonald managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 2001

Secretary of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003) and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003), and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Fidelity Structured Large Cap Value Fund designates 100% of the dividends during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Fidelity Structured Mid Cap Value Fund designates 51% and 100% of the dividends distributed in March and December, respectively, during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on November 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	9,215,365,870.51	87.950
Against	504,495,261.55	4.815
Abstain	465,777,614.60	4.445
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	8,807,106,102.87	84.054
Against	1,285,871,382.75	12.272
Abstain	384,944,190.34	3.674
TOTAL	10,477,921,675.96	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	9,196,468,773.78	87.770
Against	602,450,733.45	5.750
Abstain	386,716,239.43	3.690
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	8,940,518,845.35	85.327
Against	804,349,836.22	7.677
Abstain	440,770,065.09	4.206
Broker Non-Votes	292,282,929.30	2.790
TOTAL	10,477,921,675.96	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,945,231,962.82	94.916
Withheld	532,689,713.14	5.084
TOTAL	10,477,921,675.96	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Ralph F. Cox
Affirmative	9,914,047,884.77	94.618
Withheld	563,873,791.19	5.382
TOTAL	10,477,921,675.96	100.000
Phyllis Burke Davis
Affirmative	9,912,302,436.10	94.602
Withheld	565,619,239.86	5.398
TOTAL	10,477,921,675.96	100.000
Robert M. Gates
Affirmative	9,942,693,942.54	94.892
Withheld	535,227,733.42	5.108
TOTAL	10,477,921,675.96	100.000
Abigail P. Johnson
Affirmative	9,918,318,818.78	94.659
Withheld	559,602,857.18	5.341
TOTAL	10,477,921,675.96	100.000
Edward C. Johnson 3d
Affirmative	9,904,895,854.52	94.531
Withheld	573,025,821.44	5.469
TOTAL	10,477,921,675.96	100.000
Donald J. Kirk
Affirmative	9,940,813,220.60	94.874
Withheld	537,108,455.36	5.126
TOTAL	10,477,921,675.96	100.000
Marie L. Knowles
Affirmative	9,947,372,230.40	94.937
Withheld	530,549,445.56	5.063
TOTAL	10,477,921,675.96	100.000
Ned C. Lautenbach
Affirmative	9,947,943,510.75	94.942
Withheld	529,978,165.21	5.058
TOTAL	10,477,921,675.96	100.000
Peter S. Lynch
Affirmative	9,950,667,550.29	94.968
Withheld	527,254,125.67	5.032
TOTAL	10,477,921,675.96	100.000
Marvin L. Mann
Affirmative	9,932,797,352.20	94.797
Withheld	545,124,323.76	5.203
TOTAL	10,477,921,675.96	100.000
William O. McCoy
Affirmative	9,941,352,059.73	94.879
Withheld	536,569,616.23	5.121
TOTAL	10,477,921,675.96	100.000
William S. Stavropoulos
Affirmative	9,912,271,234.68	94.602
Withheld	565,650,441.28	5.398
TOTAL	10,477,921,675.96	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

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1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
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527 North Brand Boulevard
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Irvine, CA

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Los Angeles, CA

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73-575 El Paseo
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Colorado

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Connecticut

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Delaware

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Naples, FL

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Georgia

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Illinois

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Indiana

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Kansas

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Maine

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Portland, ME

Maryland

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Massachusetts

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Boston, MA

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Boston, MA

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Burlington, MA

416 Belmont Street
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Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
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Minnesota

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Missouri

8885 Ladue Road
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New Jersey

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501 Route 17, South
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New York

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Garden City, NY

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North Carolina

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Ohio

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Oregon

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Pennsylvania

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Rhode Island

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Tennessee

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Texas

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Dallas, TX

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Houston, TX

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Houston, TX

400 East Las Colinas Blvd.
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14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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